UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Addus HomeCare Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 7, 2013

Palatine, Illinois

Dear Shareholders:

I am pleased to invite you to attend Addus HomeCare’s 2013 Annual Meeting of shareholders on June 19, 2013 at 10:00 a.m. (Central time) at our headquarters at 2401 South Plum Grove Road, Palatine, Illinois.

The notice of Annual Meeting of Shareholders and proxy statement that follow describe those matters to be voted on at the meeting. Your proxy card and our 2013 annual report are also enclosed.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return the enclosed proxy card to ensure your shares are represented at the Annual Meeting.

Sincerely,

Mark S. Heaney
Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 7, 2013

Palatine, Illinois

TO THE SHAREHOLDERS OF ADDUS HOMECARE CORPORATION:

The Annual Meeting of Shareholders of Addus HomeCare Corporation, which we refer to as the Company, will be held on June 19, 2013 at 10:00 a.m. (Central time) at our headquarters at 2401 South Plum Grove Road, Palatine, Illinois for the following purposes:

1. To elect Mark S. Heaney and Simon A. Bachleda as Class I directors;

2. To approve the amendment and restatement of the Company’s 2009 Stock Incentive Plan, which increases the number of shares authorized to be issued under the plan from 750,000 to 1,500,000 and which also reiterates the performance goals to be used in connection with performance-based awards.

3. To ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2013;

4. To approve, on an advisory, non-binding basis, the Company’s compensation of its executive officers as disclosed in the attached Proxy Statement;

5. To approve, on an advisory, non-binding basis, the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the attached Proxy Statement; and

6. To transact such other business, if any, as lawfully may be brought before the meeting.

Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 29, 2013, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE INDIVIDUALS NOMINATED AS DIRECTORS, THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ENCLOSED PROXY STATEMENT.

By Order of the Board of Directors,

Dennis B. Meulemans Secretary

ADDUS HOMECARE CORPORATION

2401 South Plum Grove Road

Palatine, Illinois 60067

May 7, 2013

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS AND VOTING

Why Did You Send Me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Addus HomeCare Corporation, which we refer to as “Addus HomeCare,” “we,” “us,” “our,” or the “Company,” is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders, which will be held June 19, 2013 at 10:00 a.m. (Central time) at our headquarters at 2401 South Plum Grove Road, Palatine, Illinois 60067. A copy of our Annual Report for the fiscal year ended December 31, 2012 accompanies this Proxy Statement. We will begin mailing this Proxy Statement on or about May 7, 2013 to all shareholders entitled to vote. Upon your written request, we will provide you, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Our Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K may also be found on our website at www.addus.com.

This Proxy Statement summarizes the information you need to vote at the Annual Meeting of Shareholders. You do not need to attend the Annual Meeting of Shareholders to vote your shares. You may simply complete, sign and return the enclosed proxy card.

What Proposals will be Voted on at the Annual Meeting of Shareholders?

There are five proposals scheduled to be voted on at the Annual Meeting of Shareholders:

•	The election of Mark S. Heaney and Simon A. Bachleda as Class I directors.

•

The approval of the amendment and restatement of the Company’s 2009 Stock Incentive Plan (the “2009 Plan”), which increases the number of shares authorized to be issued under the Company’s 2009 Plan from 750,000 to 1,500,000 and which also reiterates the performance goals to be used in connection with performance-based awards.

•	The ratification of the selection of BDO USA, LLP, an independent registered public accounting firm, as our independent auditor for 2013.

•	The approval, on an advisory, non-binding basis, of the Company’s compensation of its executive officers as set forth in this Proxy Statement.

•	The approval, on an advisory, non-binding basis, of the frequency of holding a non-binding advisory vote on the compensation of executives as set forth in this Proxy Statement.

Addus HomeCare’s Board of Directors (the “Board”) recommends that you vote your shares (1) “FOR” each of the nominees of the Board, (2) “FOR” the approval of the amendment and restatement of the 2009 Plan, (3) “FOR” the ratification of the selection of BDO USA, LLP as our independent auditor for 2013, (4) “FOR” advisory approval of the Company’s compensation of its executive officers as disclosed in this Proxy Statement and (5) “FOR” the shareholder advisory approval of the Company’s executive compensation to occur every “THREE YEARS.”

Who Is Entitled to Vote?

April 29, 2013 is the record date for the Annual Meeting of Shareholders. If you owned shares of our common stock at the close of business on April 29, 2013, you are entitled to vote. As of April 29, 2013, we had 10,860,520 shares of common stock outstanding and entitled to vote at the Annual Meeting of Shareholders. Our common stock is our only class of voting stock.

How Many Votes Do I Have?

You have one vote for each share of our common stock that you owned at the close of business on April 29, 2013.

What is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by Addus HomeCare. As the shareholder of record, you have the right to grant your voting proxy directly to Addus HomeCare or to vote in person at the Annual Meeting of Shareholders. Addus HomeCare has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the Annual Meeting of Shareholders. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual Meeting of Shareholders if you follow the instructions described below under the heading “How Do I Vote in Person at the Annual Meeting of Shareholders?”. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares.

How Do I Vote by Proxy?

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board:

•	“FOR” the election of Mark S. Heaney and Simon A. Bachleda as Class I directors.

•

“FOR” the approval of the amendment and restatement of the 2009 Plan, which increases the number of shares authorized to be issued under the 2009 Plan from 750,000 to 1,500,000 and which also reiterates the performance goals to be used in connection with performance-based awards.

•	“FOR” the ratification of BDO USA, LLP as our independent auditor for 2013.

•	“FOR” advisory approval of the Company’s compensation of executives as disclosed in this Proxy Statement; and

•	“FOR” the shareholder advisory approval of the Company’s executive compensation to occur every “THREE YEARS.”

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we began printing this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting of Shareholders, other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

•	Send in another signed proxy with a later date,

•	Send a letter revoking your proxy to Addus HomeCare’s Secretary at 2401 South Plum Grove Road, Palatine, Illinois 60067, or

•	Attend the Annual Meeting of Shareholders and vote in person.

If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

How Do I Vote in Person at the Annual Meeting of Shareholders?

You may vote shares held directly in your name as the shareholder of record in person at the Annual Meeting of Shareholders. If you choose to vote your shares in person at the Annual Meeting of Shareholders, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting of Shareholders, Addus HomeCare recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting of Shareholders.

Shares beneficially owned and held in “street name” may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, you must bring to the Annual Meeting of Shareholders an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the shareholder of record giving you the right to vote the shares. The account statement or letter must show that you were beneficial owner of the shares on April 29, 2013.

What Votes Need to be Present to Hold the Annual Meeting of Shareholders?

To have a quorum for our Annual Meeting of Shareholders, persons must be present, in person or by proxy, representing a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting.

What Vote Is Required to Approve Each Proposal?

Election of Directors	The election of each nominee for Class I director requires the affirmative vote of a plurality of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote on the election of directors.

Amendment to 2009 Plan	The approval of the amendment and restatement of the 2009 Plan requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote.

Ratification of Appointment of Independent Auditors	The ratification of the selection of BDO USA, LLP as independent auditor for 2013 requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote.

Advisory Vote on Executive Compensation	The approval, on an advisory, non-binding basis, of the Company’s compensation of its executive officers requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote.

Advisory Vote on Executive Compensation	The non-binding advisory vote to approve the frequency of holding a non-binding advisory vote to approve executive compensation will be determined based on a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote.

How Are Votes Counted?

In the election of Addus HomeCare’s directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the ratification of Addus HomeCare’s independent auditors, approval of the amendment and restatement of the 2009 Plan and the advisory vote on executive compensation, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN”. In the advisory vote on the frequency of holding a non-binding advisory vote to approve executive compensation, your vote may be cast to recommend a non-binding advisory vote to approve executive compensation every “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or you may “ABSTAIN” with respect to such recommendation. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. We will appoint one or more inspectors of election to count votes cast in person or by proxy.

What Is the Effect of Broker Non-Votes and Abstentions?

Abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained and, therefore, will have no effect on the outcome of the vote on any such matter. A broker “non-vote” occurs on an item when shares held by a broker are present or represented at the meeting, but the broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

What Are the Costs of Soliciting these Proxies and Who Will Pay Them?

Addus HomeCare will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse our transfer agent and banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Where Can I Find the Voting Results?

We will publish the voting results by filing a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) within four business days of our Annual Meeting of Shareholders.

Do Directors Attend the Annual Meeting of Shareholders?

Although we do not have a formal policy regarding director attendance at shareholder meetings, we encourage our directors to attend our annual meeting of shareholders and special meetings of shareholders. In 2012, four of the directors of the Company attended the Annual Meeting.

Can a Shareholder Communicate Directly with our Board? If so, how?

Shareholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the Secretary, Addus HomeCare Corporation, 2401 South Plum Grove Road, Palatine, Illinois 60067.

All communications received as set forth in the preceding paragraph will be opened by the Company’s executive officers for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the executive officers will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

Our Bylaws divide our Board into three classes with the terms of office of each class ending in successive years. Our Bylaws empower our Board to fix the exact number of directors and appoint persons to fill any vacancies on the Board until the next Annual Meeting of Shareholders.

Following a recommendation from the Nominating and Corporate Governance Committee, our Board has nominated Mark S. Heaney and Simon A. Bachleda for re-election as Class I directors of the Company to serve three year terms to expire at the Annual Meeting of Shareholders in 2016.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE

NOMINEES AS DIRECTORS OF THE COMPANY.

It is the intention of the persons named as proxies, subject to any direction to the contrary, to vote in favor of the candidates nominated by the Board. We know of no reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next election of the class for which such director was chosen.

We have set forth below information with respect to the nominees for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting of Shareholders. A majority of the Board, including Mark L. First, Simon A. Bachleda, W. Andrew Wright, III, Mark S. Heaney and Steven I. Geringer, were initially elected pursuant to a shareholders’ agreement dated September 19, 2006 (the “Shareholders’ Agreement”). The Shareholders’ Agreement was terminated in connection with the Company’s initial public offering completed on November 2, 2009 (the “IPO”) and there are no remaining contractual rights to appoint directors. There are no other arrangements or understandings between any director and any other person pursuant to which any director was or is selected as a director or nominee.

Nominees for Election for Terms Expiring in 2016

Mark S. Heaney, age 57, has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2009, President and Chief Executive Officer of the Company’s subsidiary, Addus HealthCare, Inc. (“Addus HealthCare”), since May 6, 2008 and a director of the Company since September 2006. From 1985 until May 2008, Mr. Heaney served as Addus HealthCare’s Vice President, Operations and Chief Operating Officer. Until the end of 2010, Mr. Heaney was a member of the board of directors of the National Association for Home Care and Hospice, and he was Chairman of its Homecare Aide Section. Mr. Heaney is also a member of the board of advisors for Catholic Charities of the Archdiocese of Chicago and a member of the Board of the National Council for Medicaid Homecare. Mr. Heaney has previously served as the Chairman of the National Private Duty Association of America, the Health and Medicine Policy Research Group’s Leadership Taskforce, the Department of Health and Human Services’ Home Health Design Technical Advisory Group, the board of directors of The Management Resource Association, Inc. and many other task forces and committees in the homecare industry. Mr. Heaney earned a bachelor of arts degree from Loyola University of Chicago. We believe Mr. Heaney’s qualifications to serve as a director of our company include his experience in the homecare industry, his expertise in corporate strategy and development and his demonstrated business acumen.

Simon A. Bachleda, age 36, has served as a director of the Company since September 2006. Mr. Bachleda held the title of Vice President and Secretary of the Company from July 2006 until June 2009, however, Mr. Bachleda was not paid for his service in his capacity as Vice President and Secretary, and had no involvement in the management of Addus HealthCare. Mr. Bachleda is a Principal of Eos Management, L.P. (“Eos Management”), an affiliate of Eos Capital Partners III, L.P. and Eos Partners SBIC, L.P. (the “Eos Funds”), where he has been employed since 2004. Prior to joining Eos Management, from 2002 until 2004, Mr. Bachleda was an investment professional with KRG Capital Partners. Prior to that, from 1998 until 2000, he was an investment banker in the Mergers and Acquisitions group of Credit Suisse First Boston in New York and Tokyo. Mr. Bachleda earned a bachelor of science in business administration from the University of Colorado at Boulder and a master’s degree in business administration from Harvard Business School. We believe Mr. Bachleda’s qualifications to serve as a director of our company include his experience in business, corporate strategy and investment matters.

Directors Whose Terms of Office Will Continue after this Meeting

Directors Whose Terms Expire in 2015

Mark L. First, age 48, has served as a director of the Company since September 2006 and Lead Independent Director (formerly Lead Director) since June 2009. Mr. First held the title of President of the Company from July 2006 until June 2009, however, Mr. First was not paid for his service in his capacity as President and had no involvement in the management of Addus HealthCare. Mr. First is a Managing Director of Eos Management, an affiliate of the Eos Funds, where he has been employed since March 1994. Mr. First was previously an investment banker with Morgan Stanley & Co., Incorporated from August 1991 until March 1994. Mr. First is a director of several privately owned companies. Mr. First earned a bachelor of science degree from The Wharton School of the University of Pennsylvania and a master’s degree in business administration from Harvard Business School. We believe Mr. First’s qualifications to serve as a director of our company include his experience in business, corporate strategy and investment matters.

R. Dirk Allison, age 57, has served as a director of the Company since October 2010. Mr. Allison has been the President and Chief Executive Officer of CCS Medical since March 2011. Prior to joining CCS Medical, Mr. Allison served as Senior Vice President, Chief Financial Officer and Treasurer of Odyssey Healthcare, Inc., a provider of hospice in the United States. Odyssey was a publicly traded NASDAQ company prior to its August 2010 acquisition by Gentiva Health Services, Inc. Prior to joining Odyssey in 2006, Mr. Allison was Executive Vice President and Chief Financial Officer of Omniflight, Inc., a privately held operator of aviation support services to the healthcare industry. Prior to Omniflight, Mr. Allison served for approximately three and a half years as Executive Vice President and Chief Financial Officer of Ardent Health Services LLC, a privately held operator of acute care and behavioral care hospitals, and for approximately four years as Executive Vice

President, Chief Financial Officer and Treasurer of Renal Care Group, Inc., which was a publicly traded operator of dialysis centers. Between 1987 and 1999, Mr. Allison served as President and Chief Executive Officer of several publicly and privately held healthcare companies, including a physician practice management company and several institutional pharmacy providers. Mr. Allison earned a master’s degree in business administration at the University of Dallas and his BBA at the University of Louisiana at Monroe (formerly Northeast Louisiana University) and is a Certified Public Accountant (CPA). We believe Mr. Allison’s qualifications to serve as a director of our company include his experience in the healthcare industry and his expertise in business, corporate strategy and investment matters as well as his experience with multi-site healthcare agencies and knowledge of regulations regarding government reimbursements.

Directors Whose Terms Expire in 2014

W. Andrew Wright, III, age 66, has served as a director of the Company since September 2006. He also served as Chairman of Addus HealthCare from May 6, 2008 to November 2, 2009. Mr. Wright founded Addus HealthCare in 1979, and served as its President and Chief Executive Officer until May 5, 2008, when he became Chairman. Mr. Wright resigned his position as Chairman of Addus HealthCare in connection with the IPO. Mr. Wright earned a bachelor of science degree from Drake University and a master’s degree in business administration from Northwestern University. We believe Mr. Wright’s qualifications to serve as a director of our company include his experience in the homecare industry and his demonstrated business acumen.

Steven I. Geringer, age 67, has served as a director of the Company since August 2009. Since December 2012, Mr. Geringer has been a Managing Director at Alvarez & Marsal. Mr. Geringer also serves as Chairman of the Board of Amsurg Corporation, an ambulatory surgery center company, on whose board he has served since 1997. Since December 2010, Mr. Geringer has served on the board of Wound Care Specialists, Inc. From March 2009 through March 2011, Mr. Geringer served as Chairman, a director and an operating partner of CredenceHealth, Inc., a provider of real time clinical surveillance software for hospitals, providers and health plans, which was acquired in April 2011 by ACS Inc., a Xerox company. From 2009 to 2012, Mr. Geringer has served as CEO and a member of the board of InfuScience, Inc. Since February 2002, Mr. Geringer has served on the board, and now serves as Chairman, of Qualifacts Systems, Inc., a provider of software as a service (SaaS) solutions for behavioral health and human services organizations, and was a director of The Providence Service Corporation from March 2002 until April 2008. He has been a private investor and a director of several privately-owned health care companies and community and philanthropic organizations since 1996. Mr. Geringer was President and Chief Executive Officer of PCS Health Systems, Inc., a unit of Eli Lilly & Company, or PCS, one of the nation’s largest providers of managed pharmaceutical services to managed care organizations and health insurers, from June 1995 until June 1996, and President and Chief Operating Officer of PCS from May 1993 until May 1995. Prior to joining PCS, Mr. Geringer was a founder, Chairman and Chief Executive Officer of Clinical Pharmaceuticals, Inc. which was acquired by PCS. Mr. Geringer earned a bachelor of science degree in economics from the University of Pennsylvania. We believe Mr. Geringer’s qualifications to serve as a director of our company include his experience in the healthcare industry, his expertise in corporate strategy and development and his experience on other public company boards of directors.

Wayne B. Lowell, age 58, has served as a director of the Company since January 1, 2010. Mr. Lowell has informed the Company that he intends to resign from the Board effective June 30, 2013. Mr. Lowell has more than twenty five years of experience in the healthcare industry. Since early 2012, Mr. Lowell has been serving as Chairman and Chief Executive Officer of Senior Whole Health. From late 2007 to mid-2008, Mr. Lowell served as Chief Executive Officer of Wellmed Medical Management, Inc., a physician healthcare services company focused on Medicare and eligible beneficiaries. From 1998 to late 2007 and mid-2008 to early 2012, he served as President of Jonchra Associates, LLC, which provides strategic, operating and financial advice to senior management of private-equity funded and publicly held entities. From 1986 to 1998, he worked for PacifiCare Health Systems (now part of United Healthcare). At PacifiCare, he held various positions of increasing authority, ultimately serving as Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Mr. Lowell previously served on the boards of directors of several health services companies. Until March 2011 Mr. Lowell served as Chairman of the Board of InSight Health Services Holdings Corp. From January 2007 to October 2007, Mr. Lowell served on the board of directors of IPC The Hospitalist Company, Inc. From June 2006 to October 2007, Mr. Lowell served on the board of directors of Molina Health Care, Inc. Mr. Lowell earned a master’s degree in business administration, with honors, from the University of California at Irvine and a BS in accounting, summa cum laude, from the University of Maryland. Mr. Lowell is a Certified Public Accountant (CPA). We believe Mr. Lowell’s qualifications to serve as a director of our company include his experience in the healthcare industry, his expertise in corporate strategy and development and his experience on other public company boards of directors.

CORPORATE GOVERNANCE

Overview

In General	Our Board has adopted corporate governance policies, including a Code of Business Conduct and Ethics and charters for each of our Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. The full text of our Code of Business Conduct and Ethics and each committee charter is available on the Company’s website located at www.addus.com. You can view and print our Code of Business Conduct and Ethics and committee charters by accessing our website, then clicking on “Investor Relations” and then on “Corporate Governance”. In addition, you may request copies of the Code of Conduct and the committee charters by contacting the Company using the following information:

Telephone: (847) 303-5300

Facsimile: (847) 303-5376

e-mail: info1@addus.com

Independent Director Meetings	Our independent directors meet regularly. The Company has a Lead Independent Director, Mark L. First, who is a non-executive director. The Company is obligated, until November 2013, to maintain the position of Lead Independent Director for so long as our Chief Executive Officer is also our Chairman of the Board. The Lead Independent Director presides at all meetings of the Board and shareholders at which the Chairman is not present, including executive sessions of non-executive directors. The Lead Independent Director also serves as a liaison between the Chairman and the independent directors as required. The independent directors may delegate additional duties to the Lead Independent Director as appropriate.

Other Corporate Governance Highlights	•	Only independent directors serve on our Audit, Compensation and Nominating and Corporate Governance Committees. A majority of our Board is composed of independent directors.

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Under our Code of Business Conduct and Ethics, directors, employees and officers are required to report service on the board of directors or trustees of any other business, trade or community organization. The Company may prohibit membership by officers or employees on any board of directors or trustees where such membership might conflict with the best interests of the Company.

•	Our Audit Committee appoints, determines the compensation, and oversees the work of our independent auditors. It also has the authority to retain outside advisors.

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Our Compensation Committee has the authority to retain independent advisors. Our Compensation Committee evaluates the performance of the Chief Executive Officer based on corporate goals and objectives and determines and approves his compensation level based on this evaluation and in accordance with any applicable employment agreement then in effect.

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Our Board has adopted a Code of Business Conduct and Ethics applicable to all directors, officers and employees. The Code of Conduct addresses, among other things, legal compliance, conflicts of interest, corporate opportunities, protection and proper use of Company assets, confidential and proprietary information, integrity of records, compliance with accounting principles and relations with government agencies.

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Our Board has adopted an Insider Trading Policy applicable to all directors, officers, and employees, their family members and entities controlled by them, which prohibits, among other things, trading in securities of the Company or others while in possession of material non-public information. In addition, the Insider Trading Policy requires that all Company insiders notify the Company’s Compliance Officer of the amount and nature of any proposed trades in the Company’s securities and prohibits trading other than during a specified trading window. The proposed transactions must be approved in writing before the insider may trade the securities and the securities must be traded within two days of such approval or the insider must seek a new approval to trade. The Compliance Officer may reject any trading requests in his sole discretion.

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In connection with the settlement of a derivative lawsuit, the Company agreed to certain corporate governance changes including (i) changing the name of the Lead Director to the Lead Independent Director and clarifying the role of this individual and (ii) decreasing the dollar threshold over which the Company must publicly disclose certain related party transactions from $120,000 to $60,000.

Board of Directors

Our Board oversees our business and monitors the performance of management. The Board does not involve itself in day-to-day operations. The directors keep themselves informed by discussing matters with the President and Chief Executive Officer, other key executives and our principal external advisors, such as legal counsel, outside auditors, investment bankers and other consultants, by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings.

The Board usually meets four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met ten times during 2012. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board of which they were a member held during the year ended December 31, 2012.

Director Independence

Our Board has affirmatively determined that each director other than W. Andrew Wright, III and Mark S. Heaney is “independent,” as defined by the Marketplace Rules of The NASDAQ Stock Market LLC.

Under the Marketplace Rules, a director can be independent only if the director does not trigger a categorical bar to independence and our Board affirmatively determines that the director does not have a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director.

With respect to Messrs. First and Bachleda, our Board considered Mr. First’s role as a managing director and Mr. Bachleda’s role as a principal of Eos Management, which is an affiliate of the Eos Funds, and the fact that the Eos Funds own a significant number of shares of our capital stock. See “Information About our Common Stock Ownership.” In addition, our Board considered that Messrs. First and Bachleda served as non-employee, unpaid executive officers of the Company prior to the IPO. In addition, our Board considered the fact that Addus HealthCare was party to a management consulting agreement with Eos Management, Inc. prior to the completion of the IPO, pursuant to which Eos Management, Inc. served as its consultant with respect to the IPO, acquisitions and other senior management matters related to its business, administration and policies, in exchange for a management fee. Our Board also considered the fact that we were a party to the Shareholders’ Agreement with the Eos Funds, among others, which terminated by its terms upon the completion of the IPO, and we are a party to a registration rights agreement with the Eos Funds, among others, in connection with their ownership of our capital stock, which survived the completion of the IPO. Our Board also considered the payments received by the Eos Funds and their affiliates upon completion of the IPO, including the issuance of dividend notes and the prepayments required thereunder at the completion of the IPO, and a $1,500,000 one-time consent fee paid to the Eos Funds in connection with the IPO. After reviewing the existing relationships between us and the Eos Funds and their affiliates, and considering that the affiliation between Messrs. First and Bachleda and the Eos Funds positively aligns their interests with those of our public shareholders, our Board has affirmatively determined that, in its judgment, Messrs. First and Bachleda do not have any relationship that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors under the standards established by The NASDAQ Stock Market LLC.

Board Leadership Structure

The Company’s Bylaws permit the Board to choose a Chairman of the Board from among its members. There is no restriction against appointing the President or Chief Executive Officer of the Company as the Chairman of the Board. This approach gives the Board the necessary flexibility to determine whether these positions should be held by the same person or by separate persons based on the leadership needs of the Company at any particular time. The positions of President and Chief Executive Officer and Chairman of the Company are currently held by Mark S. Heaney. The directors believe that, at the Company’s current stage, Mr. Heaney’s in-depth knowledge of the Company’s operations and strategic goals make him qualified to serve as Chairman as well as Chief Executive Officer. In addition, the Board is permitted to choose a Lead Independent Director, which cannot be an executive officer. The Lead Independent Director presides at all meetings of the Board and shareholders at which the Chairman is not present, including executive sessions of non-executive directors. The Lead Independent Director also serves as a liaison between the Chairman and the independent directors as necessary. The Lead Independent Director is required to consult with the Board regarding the following: (i) the flow of information from management to the independent directors; (ii) the right of the Lead Independent Director to specifically request the inclusion of certain material; (iii) acting as principal liaison between the independent directors and the Chairman of the Board/Chief Executive Officer on sensitive issues; (iv) coordination with the members of the Compensation Committee to facilitate the performance of their obligations under the Compensation Committee Charter; and (v) recommendations relating to the membership of committees of the Board, as well as the selection of committee chairs. The independent directors may delegate additional duties to the Lead Independent Director as appropriate. The Lead Independent Director has the authority to retain such counsel or consultants as he deems necessary to perform his responsibilities. The position of Lead Independent Director is currently held by Mark L. First.

Committees of the Board

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, all of which consist exclusively of members who qualify as independent directors under the applicable requirements of The NASDAQ Stock Market LLC and the SEC.

Audit Committee	The audit committee is composed entirely of directors who are independent of the Company and its management as defined by The NASDAQ Stock Market LLC listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Wayne B. Lowell, R. Dirk Allison and Steven I. Geringer. Mr. Lowell serves as chairman of the Audit Committee. Effective immediately after the Company files its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, Mr. Allison will begin serving as chairman of the Audit Committee. The Board has begun its search for Mr. Lowell’s replacement on the Board and Audit Committee.

The Board has determined that each member of the Audit Committee satisfies the financial literacy requirements of The NASDAQ Stock Market LLC. Additionally, the Board has determined that Mr. Lowell and Mr. Allison are “audit committee financial experts,” as that term is defined under Item 407(d) of Regulation S-K. The members of the Audit Committee are reviewed at least annually by the Board.

The primary purpose of our Audit Committee is to oversee the integrity of our financial statements, our financial reporting process, the independent accountants’ qualifications and independence, the performance of the independent accountants and our compliance with legal and regulatory requirements on behalf of our Board. In particular, our Audit Committee performs the following key functions, among others:

•

reviewing our financial statements, reports, earnings press releases and other financial information (including internal procedures used in the preparation thereof) in conjunction with management and the independent auditor;

•	meeting quarterly with our Chief Financial Officer to monitor certain financial and operational metrics;

•

appointing our independent auditor and approving all audit and engagement compensation and terms, as well as all significant permitted non-audit services by our independent auditors, and meeting with our independent auditors to review and discuss certain financial measures;

•	reviewing the adequacy and effectiveness of our internal controls regarding accounting and financial matters;

•	reviewing and, if appropriate, approving transactions between us and related persons; and

•	reporting regularly to the full Board.

Additional information regarding our Audit Committee and its processes and procedures for the consideration and approval of related person transactions can be found under the heading “What Is Our Related Party Transactions Approval Policy and What Procedures Do We Use to Implement It?”

This Committee met seven times in 2012.

Compensation Committee	The Compensation Committee is composed entirely of directors who are independent of the Company and its management, as defined by The NASDAQ Stock Market LLC listing standards. The members of the Compensation Committee are Steven I. Geringer, Mark L. First and Simon A. Bachleda. Mr. Geringer serves as chairman of the Compensation Committee.

The principal responsibilities of our Compensation Committee are to assist our Board by ensuring that our officers and key executives are compensated in accordance with our total compensation objectives and policies, and developing and implementing these objectives and policies. In particular, the Compensation Committee is responsible for the following key functions, among others:

•	reviewing and approving corporate goals and objectives of executive compensation;

•	evaluating and approving the compensation and benefits of our senior executive officers and approving compensation for new senior executive officers hires; and

•	administering stock plans and other incentive and equity compensation plans.

This Committee met five times in 2012.

Nominating and Corporate Governance Committee	The Nominating and Corporate Governance Committee is composed entirely of directors who are independent of the Company and its management, as defined by The NASDAQ Stock Market LLC listing standards. The members of the Nominating and Corporate Governance Committee are Mark L. First, Wayne B. Lowell and R. Dirk Allison. Mr. First serves as chairman of the Nominating and Corporate Governance Committee.

The primary responsibilities of the Nominating and Corporate Governance Committee include:

•	identifying individuals qualified to become board members consistent with the criteria established by our Board from time to time and recommending nominees to our Board;

•	selecting, or recommending that our Board select, candidates for election to the Board at the next annual meeting of shareholders, or to fill vacancies on our Board as necessary;

•	evaluating and approving outside director compensation;

•	overseeing the evaluation of our Board and our management; and

•	overseeing the succession planning of the President and Chief Executive Officer and senior executive officers.

This Committee met two times in 2012.

Risk Oversight

Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material operational, financial, compensation and compliance risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and other financial information, financial reporting process, internal controls and procedures for financial reporting and internal audit function. In addition, the Audit Committee strives to provide an open avenue of communication among the Company’s independent auditor, management and the Board. The Compensation Committee considers risk in connection with its design of compensation programs for our executives. The Nominating and Corporate Governance Committee annually reviews its own performance and the Company’s corporate governance guidelines and their implementation. Each committee regularly reports to the Board.

How are Directors Nominated?

The Nominating and Corporate Governance Committee identifies potential nominees for directors from various sources. The Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. The Nominating and Corporate Governance Committee considers, among other things, a potential director’s independence and conflicts of interests, character and integrity, financial literacy, education and business experience and available time to devote to Board matters. The Nominating and Corporate Governance Committee seeks candidates from diverse business and professional backgrounds with outstanding integrity, achievements, judgment and such other skills and experience that will enhance the Board’s ability to serve the long-term interests of the shareholders. The Nominating and Corporate Governance Committee considers diversity as one of a number of factors in identifying nominees for director. The Committee views diversity broadly to include diversity of experience, skills and viewpoint as well as traditional diversity concepts such as race and gender. The Nominating and Corporate Governance Committee’s objective is to assemble a slate of directors that can best fulfill the Company’s goals and promote the interests of shareholders.

The Nominating and Corporate Governance Committee may from time to time use its authority under its charter to retain at the Company’s expense one or more search firms to identify candidates and to approve the search firm’s fees and other retention terms, and will specify for the search firm the criteria to use in identifying potential candidates.

The Nominating and Corporate Governance Committee will consider a shareholder’s recommendation for director, but the Nominating and Corporate Governance Committee has no obligation to recommend such candidates for nomination by the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. If a shareholder has a suggestion for candidates for election, the shareholder should mail it to: Secretary, Addus HomeCare Corporation, 2401 South Plum Grove Road, Palatine, Illinois 60067. No person recommended by a shareholder will become a nominee for director and be included in a proxy statement unless the Nominating and Corporate Governance Committee recommends, and the Board approves, such person.

If a shareholder desires to nominate a person for election as director at a shareholders’ meeting, that shareholder must comply with Section 1.11 of the Company’s Bylaws, which requires, in the case of an annual meeting of shareholders of the Company, that any nomination made by a shareholder be delivered to the Company’s secretary at the principal executive offices of the Company not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company). In no event shall the public announcement of an adjournment or postponement of an annual meeting of shareholders of the Company commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Notwithstanding the above, in the event that the number of directors to be elected to the Board at an annual meeting of shareholders of the Company is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, the shareholder’s notice required by the Bylaws shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

In the case of a special meeting of shareholders of the Company, to be timely, any nomination shall be delivered to the secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the one hundred fiftieth (150th) day prior to such special meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of the Company to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of shareholders of the Company commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

The time period for delivery of notice of nominations has passed with respect to the 2013 Annual Meeting of Shareholders. With respect to the 2014 Annual Meeting of Shareholders, the Company must receive such written notice no earlier than January 20, 2014 and no later than February 19, 2014. To be in proper form the shareholder’s notice of nominations must set forth:

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all information relating to the individual being nominated that is required to be disclosed in solicitations of proxies for election of directors in an election contest and such individual’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected;

•	the name and address of the shareholder, as they appear on the Company’s books, and of the beneficial owner proposing such business;

•	the class, series and number of shares of capital stock of the Company which are owned beneficially and of record by the shareholder and beneficial owner;

•

a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and such shareholder intends to appear in person or by proxy at the annual meeting to propose such business;

•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, such shareholder or beneficial owner or any of its affiliates with respect to any share of stock of the Company; and

•

a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the individual nominated and/or (2) otherwise to solicit proxies from shareholders of the Company in support of such nomination.

The Company may require any individual nominated to furnish such other information as it may reasonably require to determine the eligibility of such individual to serve as a director of the Company.

Role of Compensation Consultants

The Compensation Committee has the authority to retain a compensation consultant or obtain advice from external legal, accounting or other advisors to assist in the evaluation of senior executive compensation. The Compensation Committee retained Pearl Meyer & Partners as an outside compensation consultant during the last fiscal year. Pearl Meyer & Partners was engaged to present compensation information for senior management at companies that are considered comparable to Addus to enable the Compensation Committee to make a fair and informed determination of appropriate total compensation for the job, office and responsibilities held by Mark Heaney. The Compensation Committee reviewed the independence of Pearl Meyer & Partners in light of new SEC rules and NASDAQ Stock Market LLC listing standards regarding compensation consultants and has concluded that Pearl Meyer & Partners’ work for the Compensation Committee does not raise any conflict of interest. Pearl Meyer & Partners did not provide any other services to the Company and only received fees from the Company on behalf of the Compensation Committee.

What Is Our Related Party Transactions Approval Policy and What Procedures Do We Use to Implement It?

Our written Code of Business Conduct and Ethics provides that our directors, officers and employees are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee, or other independent committee of our Board in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. In addition, the charter of our Audit Committee states that the Audit Committee shall review and approve all related person transactions. Any request for us to enter into a transaction with an executive officer, director, nominee for director, principal shareholder or any of such persons’ immediate family members or affiliates, or our employees, in which the amount involved may exceed $120,000, will first be presented to our Audit Committee or such other committee for review, consideration and approval. All of our directors, officers and employees are required to report to our Audit Committee or such other committee any such related person transaction. In approving or rejecting the proposed agreement, our Audit Committee or such other committee will consider the facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee or such other committee will approve only those transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee or such other committee determines in the good faith exercise of its discretion. Under the policy, if we should discover related person transactions that have not been approved, the Audit Committee or such other committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction. Notwithstanding the foregoing, compensatory transactions with our related persons will be reviewed by our Compensation Committee.

What Related Person Transactions Do We Have?

In connection with the settlement of a derivative lawsuit, the Company agreed, among other things, to lower the disclosure threshold for certain related party transactions from $120,000 (which is the requirement under the rules of the SEC) to $60,000. Since January 1, 2011, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $60,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described where required under the captions “Executive Officers” and “Executive Compensation” appearing elsewhere in this proxy, and the transactions described below.

Property Lease

The Company leases its corporate office space from W. Andrew Wright, III, a member of our Board and former Chairman of Addus HealthCare who is also a 5% shareholder of the Company, under the terms of an operating lease that is scheduled to expire in June 2013. The Company currently makes monthly rent payments of $40,500, plus our proportionate share of the common costs and expenses. Rental expense relating to this lease amounted to approximately $486,000 and $409,000 for the years ended December 31, 2012 and 2011, respectively.

Escrow Related to Acquisition of Addus HealthCare

In connection with the acquisition of Addus HealthCare on September 19, 2006, the Company entered into a purchase agreement with Mark S. Heaney, President and Chief Executive Officer and Chairman of the Board of the Company, W. Andrew Wright, III, a holder of more than 5% of our common stock and a member of our Board, and certain members of Mr. Wright’s family and trusts for their benefit, who we collectively refer to as the sellers. Pursuant to the purchase agreement, subject to certain limitations, the sellers have ongoing obligations to indemnify us for losses we may incur as a result of breaches of certain representations, warranties and covenants set forth in the purchase agreement; sellers’ expenses, indebtedness and brokers’ fees to the extent not paid or assumed at closing; certain tax, litigation and insurance matters; certain matters relating to certain discontinued operations; and workers’ compensation claims relating to events that occurred prior to January 1, 2006, referred to as the pre-2006 workers’ compensation claims.

We also entered into an escrow agreement on September 19, 2006 with Mr. Wright, in his capacity as the representative of the sellers, and Fifth Third Bank (Chicago) as the escrow agent, pursuant to which $25.7 million of the acquisition purchase price was deposited into escrow to serve as security for the post-closing indemnification obligations of the sellers and payment of certain pre-2006 workers’ compensation claims. Messrs. Heaney and Wright were entitled to 5.6% and 75.8% of any funds released to the sellers from escrow, respectively. As of March 31, 2013, approximately $14.5 million, including interest to which the sellers are entitled, of the escrowed funds had been released to the sellers, and $11.5 million of the escrowed funds had been released to us in respect of certain indemnifiable events, including pre-2006 workers’ compensation claims and certain litigation, insurance and tax claims.

Approximately $1.3 million, including interest to which the sellers are entitled, remained in escrow as of March 31, 2013, and serves as collateral for outstanding letters of credit securing the pre-2006 workers’ compensation claims. The beneficiary of one such letter of credit permitted a reduction in the amount of its letter of credit relating to pre-2006 workers’ compensation claims by $450,000, provided its letter of credit relating to workers’ compensation claims arising from and after 2006 was correspondingly increased. On the business day following the effective date of such proposed reduction and corresponding increase, we instructed the escrow agent to release $450,000 to the sellers’ representative on behalf of the sellers. Once the letters of credit are no longer outstanding and until September 19, 2014, the sellers are required to maintain in the escrow account an amount equal to 120% of the outstanding reserve amounts for the pre-2006 workers’ compensation claims. The outstanding reserve amount will be determined by us in conjunction with Mr. Wright according to the procedures set forth in the purchase agreement.

Upon completion of the IPO, the obligation of the sellers to indemnify us in respect of the pre-2006 workers’ compensation claims became limited to the cash amounts then remaining in the escrow account, which was $1.7 million, and the obligation of the sellers to contribute any additional funds to the escrow account terminated. All remaining escrowed funds serving as collateral for outstanding letters of credit or the outstanding reserve amount will be released to the sellers on September 19, 2014, to the extent not subject to pending claims.

Dividend Notes

Prior to the completion of our IPO, we had 37,750 shares of series A preferred stock issued and outstanding and held by the Eos Funds and Freeport Loan Fund LLC, all of which were converted into shares of our common stock on November 2, 2009. Shares of our series A preferred stock accumulated dividends each quarter at a rate of 10%, compounded annually. Our series A preferred stock converted into 4,077,000 shares of common stock in connection with the completion of our IPO. We paid $0.2 million of the $13.1 million outstanding accumulated dividends as of November 2, 2009 with the remaining $12.9 million being converted into 10% junior subordinated promissory notes, which we refer to as the dividend notes, which were issued to the Eos Funds. Our directors Mark L. First and Simon A. Bachleda are affiliates of the Eos Funds. We repaid the outstanding balance on the dividend notes in full during the fourth quarter of 2012.

Registration Rights Agreement

We are a party to a registration rights agreement with the Eos Funds, Freeport Loan Fund LLC, Mark S. Heaney, W. Andrew Wright, III and certain members of Mr. Wright’s family and trusts for their benefit, pursuant to which, under certain circumstances, we are required to register shares of our common stock held by those shareholders under the Securities Act of 1933, as amended (the “Securities Act”).

Separation and General Release

In connection with the IPO, W. Andrew Wright, III, a current member of our Board and the former Chairman of Addus HealthCare, terminated his employment with the Company in accordance with a separation agreement entered into in September 2009. The separation agreement required the Company to pay Mr. Wright a total of $1.2 million and provide certain ongoing benefits to Mr. Wright. We are required to continue to provide Mr. Wright with health and dental coverage under our group medical insurance plan but all other payments and benefits required to be provided to Mr. Wright under the terms of the separation agreement have been previously satisfied. Mr. Wright’s obligations under his employment agreement relating to non-competition, non-solicitation, non-disclosure, confidential information, non-disparagement and property of the Company survived the termination of the agreement.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our shareholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our shareholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and

•	any transaction from which the director derived an improper personal benefit.

Our amended and restated bylaws provide that we are required to indemnify our directors and officers and may indemnify our employees and other agents to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity, regardless of whether our bylaws would otherwise permit indemnification. We believe that these by-law provisions are necessary to attract and retain qualified directors and officers. We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

We are party to indemnification agreements with each of Mark L. First, Simon A. Bachleda, W. Andrew Wright, III, Mark S. Heaney, Steven I. Geringer, R. Dirk Allison and Wayne B. Lowell in their capacities as officers and directors, and with Brian D. Young, a former member of our board of directors and an affiliate of the Eos Funds (each, an indemnitee). Pursuant to these agreements, we have agreed to hold each indemnitee harmless and indemnify him to the fullest extent permitted by law against all expenses, judgments, penalties, fines and amounts paid in settlement including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of the indemnitee. We are not obligated to make any payment to any indemnitee that is finally determined to be unlawful. In respect of any threatened, pending or completed proceeding in which we are jointly liable with an indemnitee, we will pay the entire amount of any judgment or settlement without requiring the indemnitee to contribute. We will advance, to the extent permitted by law, all expenses incurred by or on behalf of an indemnitee in connection with a proceeding. No amendment, alteration or repeal of our certificate of incorporation, our bylaws or the indemnification agreement with any indemnitee will limit any right of that indemnitee in respect of any action taken or omitted by that indemnitee prior to such amendment. With respect to Messrs. Young, First and Bachleda, we have agreed that, where the indemnitee has certain rights to indemnification, advancement of expenses and/or insurance provided by any of the Eos Funds or their affiliates, we will be the indemnitor of first resort, we will be required to advance the full amount of expenses incurred by the indemnitee and we will waive and release the Eos Funds and their affiliates from any and all claims for contribution, subrogation or any other recovery of any kind. We anticipate that we will enter into similar indemnification agreements with any new member elected to our board of directors.

At present, we are not aware of any pending litigation or proceeding involving any of our directors, officers, employees or agents in their capacity as such, for which indemnification will be required or permitted. In addition, we are not aware of any other threatened litigation or proceeding that may result in a claim for indemnification by any director or officer.

We have been informed that, in the opinion of the SEC, any indemnification of directors or officers for liabilities arising under the Securities Act is against public policy and therefore unenforceable.

Section 16(a) Beneficial Ownership Reporting Compliance in 2012

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of these reports. Based upon our review of reports filed with the SEC by the reporting persons, and based upon written representations received from the reporting persons, we believe that all of the reporting persons timely complied with the reporting requirements of Section 16(a) of the Exchange Act during 2012, except that an amendment was filed late to correct W. Andrew Wright, III’s beneficial ownership following his resignation as trustee of a trust that holds our stock.

INFORMATION ABOUT OUR COMMON STOCK OWNERSHIP

How Much Stock is Owned By Directors, Executive Officers and Holders of at Least 5%?

The following table sets forth information regarding beneficial ownership of our common stock, as of April 29, 2013, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•	each of our current directors;

•	each of our named executive officers; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security, and includes shares underlying options and warrants that are currently exercisable or exercisable within 60 days after the measurement date. The information in the table below is based on information supplied by our directors and named executives and public filings.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole investment and voting power with respect to their shares, except where community property laws may apply. Unless otherwise indicated, we deem shares of common stock subject to options that are exercisable within 60 days of April 29, 2013 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person. As of April 29, 2013, we did not have any warrants issued or outstanding. The percentage of shares beneficially owned is based on 10,860,520 shares of our common stock outstanding as of April 29, 2013. Except as otherwise indicated, the address of each person or entity named below is the address of the Company, 2401 South Plum Grove Road, Palatine, Illinois 60067.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Eos Funds (1)	4,023,000	37.0%
Mark S. Heaney (2)	354,675	3.2
Dennis Meulemans (3)	55,275	*
Daniel Schwartz (4)	7,549	*
W. Andrew Wright, III (5)	850,565	7.8
Mark L. First (1)	4,033,412	37.1
Simon A. Bachleda (1)	4,033,412	37.1
Steven I. Geringer (6)	10,412	*
Wayne B. Lowell (7)	9,636	*
R. Dirk Allison (8)	10,260	*
Darby Anderson (9)	67,951	*
Perritt Funds (10)	558,300	5.1
All directors and executive officers as a group (10 persons)	5,410,147	48.4

*	Less than one percent.

(1)	Consists of 3,125,520 shares of common stock held by Eos Capital Partners III, L.P. and 897,480 shares of common stock held by Eos Partners SBIC III, L.P., which are affiliates and are referred to as the Eos Funds. As a Managing Director of Eos Management, Mr. First has voting and investment control over and may be considered the beneficial owner of stock owned by the Eos Funds. As a Principal of Eos Management, Mr. Bachleda has voting and investment control over and may be considered the beneficial owner of stock owned by the Eos Funds. Each of Messrs. First and Bachleda disclaims any beneficial ownership of the stock owned by the Eos Funds. The address of each of the Eos Funds is 320 Park Avenue, New York, New York 10022. We issued 1,000 shares of restricted stock to each of Messrs. First and Bachleda in connection with the IPO. Such shares vested equally over a three-year period beginning on the date of grant. We issued 2,000 additional shares of restricted stock to each of Messrs. First and Bachleda on March 30, 2011 for their service on the Board. Such shares vested on October 27, 2011. We issued 7,412 shares of restricted stock to each of Messrs. First and Bachleda on June 20, 2012 for their service on the Board. 2,918 of such shares vested on October 26, 2012 and 4,494 of such shares will vest on June 20, 2013.

(2)	Includes options to purchase 218,930 shares, which are immediately exercisable, and options to purchase 6,667 shares, which are exercisable within 60 days of April 29, 2012. Also includes 50,000 shares of restricted stock that were issued to Mr. Heaney on March 11, 2013. Such shares vest equally over a four-year period beginning on the date of grant.

(3)	Includes options to purchase 30,000 shares, all of which are immediately exercisable.

(4)	Mr. Schwartz resigned his position as Chief Operating Officer of Addus HealthCare effective November 16, 2012. Mr. Schwartz’s 80,000 unvested options were forfeited in connection with such resignation. Based on a Statement of Changes in Beneficial Ownership on Form 4 filed by Mr. Schwartz on August 11, 2011, but also includes 5,049 shares of common stock issued to Mr. Schwartz upon exercise of his options that had vested prior to his resignation.

(5)	Includes 77,976 shares held in trusts over which Mr. Wright has shared voting power.

(6)	We issued 1,000 shares of restricted stock to Mr. Geringer when he joined the Board on October 27, 2009. Such shares vested equally over a three-year period beginning on the date of grant. We issued an additional 2,000 shares of restricted stock to Mr. Geringer on March 30, 2011 for his service on the Board. Such shares vested on October 27, 2011. We issued 7,412 shares of restricted stock to Mr. Geringer on June 20, 2012 for his service on the Board. 2,918 of such shares vested on October 26, 2012 and 4,494 of such shares will vest on June 20, 2013.

(7)	We issued 1,073 shares of restricted stock to Mr. Lowell when he joined the Board on January 4, 2010. Such shares vested equally over a three-year period beginning on the date of grant. We issued an additional 2,000 shares of restricted stock to Mr. Lowell on March 30, 2011 for his service on the Board. Such shares vested on January 4, 2012. We issued 6,563 shares of restricted stock to Mr. Lowell on June 20, 2012 for his service on the Board. 2,069 of such shares vested on January 3, 2013 and 4,494 of such shares vest on June 20, 2013. Mr. Lowell holds 5,142 shares of the indicated stock in a margin account. Mr. Lowell has informed the Company that he intends to resign from the Board effective June 30, 2013.

(8)	We issued 2,762 shares of restricted stock to Mr. Allison when he joined the Board on October 20, 2010. Such shares vest equally over a three-year period beginning on the date of grant. We issued 7,498 shares of restricted stock to Mr. Allison on June 20, 2012 for his service on the Board. 3,004 of such shares vested on October 19, 2012 and 4,494 of such shares will vest on June 20, 2013.

(9)	Includes options to purchase 62,951 shares, which are immediately exercisable, and options to purchase 5,000 shares, which are exercisable within 60 days of April 29, 2012.

(10)	The information with respect to Perritt Capital Management, Inc., Perritt MicroCap Opportunities Fund, Inc. and Perritt Funds, Inc. (collectively referred to in the table above as the “Perritt Funds”) is based solely on their Schedule 13G filed with the SEC on February 11, 2013. The address for the Perritt Funds is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

EXECUTIVE OFFICERS

The Company’s current executive officers are:

•	Mark S. Heaney;

•	Dennis Meulemans;

•	Inna Berkovich

•	Darby Anderson; and

•	Paul Diamond.

For purposes of this proxy statement Company’s “named executive officers” are (i) Mark S. Heaney, (ii) Dennis Meulemans, (iii) Daniel Schwartz and (iv) Darby Anderson. Mr. Schwartz resigned his position as Chief Operating Officer of Addus HealthCare effective November 16, 2012. Set forth below is a brief description of our executive officers who are not described previously in this proxy statement.

Dennis Meulemans, age 62, was appointed Chief Financial Officer, Vice President and Secretary of the Company and Addus HealthCare on November 29, 2010. From January 2008 until his appointment as CFO of the Company, Mr. Meulemans worked as a consulting CFO to several independent companies including Portage Insurance Holdings, Trinity Life Settlements and the National Restaurant Association. From January 2007 until December 2007, Mr. Meulemans was Vice President and CFO of the Group Health Division of Coventry Healthcare, a publicly traded health insurer providing fee based insurance services to large employer groups, the federal government and third party administrators. From July 2003 until December 2006, Mr. Meulemans served as Executive Vice President & Chief Operating Officer of Paradigm Health Systems, a venture-backed, specialty healthcare services company providing disease/case management services to national health insurance companies. Mr. Meulemans earned both his MBA and BBA from the University of Wisconsin. He is a certified public accountant in Illinois and California. Mr. Meulemans is also a commissioned officer in the United States Air Force.

Daniel Schwartz, age 46, served as Chief Operating Officer of Addus HealthCare from January 19, 2011 to November 16, 2012. Mr. Schwartz resigned his employment with Addus HealthCare effective November 16, 2012. For 15 years prior to joining the Company, Mr. Schwartz held positions of increasing responsibility at Sunrise Senior Living, Inc. (“Sunrise”), a senior living company traded on the New York Stock Exchange. Most recently, Mr. Schwartz served as Senior Vice President of North American Operations at Sunrise, where he oversaw the assisted living community operations in the U.S. and Canada.

Inna Berkovich, age 46, has served as Chief Information Officer of Addus HealthCare since June 2012. From 2000 until 2012, Ms. Berkovich was the Chief Information Officer for American Imaging Management (“AIM”), a division of WellPoint, serving as a strategic business partner of the executive management team providing information systems technology vision and support. Prior to joining AIM, Ms. Berkovich spent eight years as a consultant at Emerging Technologies Inc., an IT consulting firm specializing in providing expertise in business applications and software solutions. Her career also includes IT positions at Anixter Brothers and CNA Insurance. Ms. Berkovich holds a bachelor of science degree in computer science, mathematics and statistics from the University of Illinois and a master’s degree in business administration from DePaul University, with a specialization in Management Information Systems.

Darby Anderson, age 47, has served as Vice President of Home & Community Services of Addus HealthCare since October 2007. Mr. Anderson joined Addus HealthCare in 1996, starting as a Regional Vice President, Midwest until his promotion in 2000 to Regional Vice President, Midwest & East. Mr. Anderson earned a bachelor of science degree from Michigan State University.

Paul Diamond, age 58, has served as Vice President of Human Resources of Addus HealthCare since March 2007. From December 1998 to March 2007, Mr. Diamond was the Director of Human Resources of Baer Supply Company, where he was responsible for all human resource functions, including recruitment, compensation and benefits administration, regulatory compliance and workers and unemployment compensation management. Mr. Diamond earned a bachelor of arts degree and a master’s degree in business administration from Northern Illinois University.

EXECUTIVE COMPENSATION

Historical Compensation Decision Making

Prior to our IPO, we were a privately-held company with a relatively small number of shareholders, including our principal investors, the Eos Funds. As such, we were not required to have a majority of independent directors on our Board, or to have a compensation committee comprised of independent directors. Historically, our Board reviewed and approved executive compensation and benefits policies. Initial base salaries, maximum annual performance bonuses and equity grants upon hire of an executive officer were negotiated with each executive officer as part of his or her employment agreement. After the completion of the IPO, the Compensation Committee of our Board took over responsibility for decisions and actions related to compensation described herein.

Our Executive Compensation Program

The compensation we provide to our executive officers is primarily comprised of three elements – base salary, performance-based annual cash bonuses and equity compensation. We believe that offering these elements of compensation allows us to meet each of the objectives of our compensation philosophy, as well as to remain competitive with the market for acquiring executive talent. We also provide our executive officers with certain other benefits and perquisites. The targeted compensation range for each executive, along with the amount of each program element, is determined by the Compensation Committee of the Board. The Compensation Committee makes these determinations, with guidance from an independent executive compensation consultant, where applicable, and input from the Vice President of Human Resources and President and Chief Executive Officer, taking into consideration the total compensation level appropriate for the executive based on his or her talents and experience, the scope of his or her job responsibilities and the competitive market, as well as our operational results, long and short-term goals and general economic factors. The Compensation Committee also reviews and approves executive compensation increases on an annual basis.

Summary Compensation Table

The following table provides information regarding the compensation earned by each of our named executive officers for the fiscal years ended December 31, 2012 and 2011:

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Mark S. Heaney (3)	2012	325,000	—	107,900	43,909	476,809
President and Chief Executive Officer	2011	325,000	56,000	65,000	43,839	489,839

Dennis Meulemans (4)	2012	250,000	—	60,950	1,034	311,984
Chief Financial Officer and Secretary	2011	250,000	—	50,000	1,320	301,320

Daniel Schwartz	2012	301,538	—	—	—	301,538
Former Chief Operating Officer	2011	309,167	220,000	61,833	—	591,000

Darby Anderson (5)	2012	237,500	12,780	97,969	7,570	365,357
Vice President of Home & Community Services of Addus HealthCare	2011	225,000	25,200	56,250	6,992	313,731

(1)	This column discloses the grant date fair value of option awards calculated in accordance with FASB ASC Topic 718. The assumptions we used in valuing options are described under the caption “Stock Options” in Note 10 to our consolidated financial statements in our Annual Report on Form 10-K.

(2)	Reflects annual cash incentive awards earned pursuant to individualized bonus plans based on performance in 2011 and 2012. For 2011, discretionary bonuses were paid in excess of the amounts that would have been earned based on achievement of performance targets. Such discretionary bonuses were paid for contributions to achieve better than expected Company performance under challenging conditions.

(3)	Other compensation includes premiums paid by us for a whole life insurance plan for the benefit of Mr. Heaney of $27,596 in each of 2012 and 2011, term life insurance premiums paid by us for the benefit of Mr. Heaney of $3,665 in each of 2012 and 2011, a life and disability insurance premiums paid by us for the benefit of Mr. Heaney of $2,652 and $2,612 in 2012 and 2011, respectively, and $9,966 in payments for a company vehicle in each of 2012 and 2011.

(4)	Other compensation consisted of $1,034 and $1,320 in matching funds contributed in respect of our 401(k) and deferred compensation plans in 2012 and 2011, respectively.

(5)	Other compensation consisted of premiums paid by us for term life insurance plan for the benefit of Mr. Anderson of $2,381 in each of 2012 and 2011, the cost of a company vehicle of $5,093 and $4,314 in 2012 and 2011, respectively, and $96 and $297 in matching funds contributed in respect of our 401(k) plan in 2012 and 2011, respectively.

Employment Agreements

We have entered into employment agreements with each of our named executive officers.

Employment Agreement with Mark S. Heaney

We entered into an employment agreement with Mark S. Heaney, President and Chief Executive Officer of Addus HealthCare, on May 6, 2008. Mr. Heaney’s employment agreement was amended first, in connection with the IPO and again, in November 2011, to extend the initial term of the agreement until September 19, 2012; after the initial term, the agreement automatically renews for successive one-year terms, unless either party provides at least 30 days’ notice prior to the expiration of the applicable term of its intention not to renew the agreement. Under the agreement, Mr. Heaney’s base salary was originally $325,000 per year, subject to review and adjustment in the sole discretion of our Compensation Committee. Effective March 2013, the Compensation Committee increased Mr. Heaney’s annual base salary to $400,000.

For the year ended December 31, 2012, Mr. Heaney was eligible to receive a maximum bonus of 100% of base salary, based on the achievement of certain EBITDA targets, calculated to exclude acquisitions completed during the fiscal year. In addition, under the agreement, Mr. Heaney is entitled to receive a company vehicle and to participate in all employee benefit programs generally available to senior executives of Addus HealthCare, as well as to receive a ten-year level term life insurance policy with a minimum death benefit equal to five times his base salary, although we are not required to pay more than 3% of Mr. Heaney’s base salary for such insurance policy. In addition, Mr. Heaney is the beneficiary under a whole life insurance plan, under which we pay an annual premium of approximately $28,000. Mr. Heaney is entitled to receive severance benefits upon termination of employment as described below under “—Termination or Change in Control Provisions.”

Employment Agreement with Dennis Meulemans

We entered into an employment agreement with Mr. Meulemans, Chief Financial Officer on November 29, 2010. The initial term of Mr. Meulemans’ agreement is four years from the agreement’s effective date; after the initial term, the agreement automatically renews for successive one-year terms, unless Addus HealthCare provides at least thirty days’ notice prior to the expiration of the applicable term of its intention not to renew the agreement. Under the agreement, Mr. Meulemans’ base salary was originally $250,000, subject to review and adjustment upward by our Compensation Committee. Effective March 2013, the Compensation Committee increased Mr. Meulemans’ annual base salary to $265,000.

For the year ended December 31, 2012, Mr. Meulemans was eligible to receive an annual bonus in an amount equal to between 10% and 70% of his annual base salary, depending on the achievement of certain objectives and target levels determined by the Board. Mr. Meulemans is also entitled to participate in the Company’s health, disability, 401(k) and vacation plans, as well as a life insurance policy with a death benefit of up to five times his base salary, although the Company is not required to pay more than 3% of Mr. Meulemans’ base salary for such insurance policy. Mr. Meulemans is entitled to receive severance benefits upon termination of employment as described below under “—Termination or Change in Control Provisions.”

Employment Agreement with Daniel Schwartz

We entered into an employment agreement with Mr. Schwartz, Chief Operating Officer of Addus HealthCare, effective January 19, 2011. Mr. Schwartz resigned effective November 16, 2012. For a period of one year following his resignation, Mr. Schwartz remains subject to the non-competition, non-solicitation and non-disclosure provisions in his employment agreement. Under the agreement, Mr. Schwartz’s initial annual base salary was $325,000.

At the discretion of the Compensation Committee, Mr. Schwartz was eligible to receive an annual bonus in an amount equal to between 10% and 70% of his annual base salary depending on the achievement of certain objectives and target levels determined by the board. Mr. Schwartz was also entitled to participate in the Company’s health, disability, vacation and 401(k) plans, with matching contributions by the Company up to 6% of Mr. Schwartz’s annual contribution. In addition, Mr. Schwartz was entitled to a life insurance policy with a death benefit of up to five times his base salary, although the Company was not required to pay more than 3% of Mr. Schwartz’s base salary for such insurance policy. Mr. Schwartz did not receive any severance benefits in connection with this resignation from Addus HealthCare.

Employment Agreement with Darby Anderson

We entered into an employment agreement with Darby Anderson, Vice President of Home & Community Services of Addus HealthCare, on August 27, 2007. Mr. Anderson’s employment agreement was amended in connection with the IPO. The initial term of Mr. Anderson’s agreement was four years from the agreement’s effective date; after the initial term, the agreement automatically renews for successive one-year terms, unless Addus HealthCare provides at least thirty days’ notice prior to the expiration of the applicable term of its intention not to renew the agreement. Under the agreement, Mr. Anderson’s base salary was originally $185,000, subject to annual review and adjustment by the board of directors of Addus HealthCare on or about January 1 of each year starting in 2009. Effective March 2013, the Compensation Committee increased Mr. Anderson’s annual base salary to $265,000.

For the year ended December 31, 2012, Mr. Anderson was eligible to receive a target bonus of 40% of base salary, based 50% on the achievement of budgeted divisional EBITDA, 25% on achievement of Company EBITDA, and 25% on personal objectives. In addition, under the agreement, Mr. Anderson is entitled to receive benefits paid to similarly situated employees, which includes, at a minimum, participation in health, disability and vacation plans, as well as receipt of a life insurance policy with a death benefit of up to five times his base salary, although we are not required to pay more than 3% of Mr. Anderson’s base salary for such insurance policy. Mr. Anderson is entitled to receive severance benefits upon termination of employment as described below under “—Termination or Change in Control Provisions.”

Termination or Change in Control Provisions

We have entered into employment agreements with Mark S. Heaney, Dennis Meulemans and Darby Anderson, described above, that provide for payments and benefits in the event of termination of employment. Daniel Schwartz did not receive severance benefits in connection with his resignation from Addus HealthCare. Under the employment agreements, each such officer is entitled to severance benefits if we terminate his employment other than for reasonable cause. Except under the employment agreement for Mr. Heaney, reasonable cause is defined as:

•	material breach or omission by the executive of any of his duties or obligations under his employment agreement, except for those caused by the executive’s disability;

•	the executive engaging in any action that materially damages, or that may reasonably be expected to materially damage, our company or our business or goodwill;

•	any breach by the executive officer of his fiduciary duties;

•	commission of any act involving fraud, the misuse or misappropriation of our money or property, any felony, the habitual use of drugs or other intoxicants or chronic absenteeism;

•	gross negligence or willful misconduct by the executive;

•	gross insubordination by the executive, including intentional disregard of any directive from the Chief Executive Officer, or Board of Addus HomeCare; or

•	failure to perform any material directive in a timely and effective manner, with a failure to timely cure such nonperformance after notice.

Solely with respect to Mr. Heaney, reasonable cause is limited to the commission of any act involving the misuse or misappropriation of our money or other property, commission of a felony, habitual use of drugs or intoxicants, willful engagement in gross misconduct that is materially and demonstrably injurious to us, death, mental or physical disability so that he would be unable to perform his duties in a manner satisfactory to us for 180 days out of any consecutive 12-month period, or violation of any material term or provision of his employment agreement, if unremedied within 30 days after notice.

If we terminate an executive’s employment other than for reasonable cause, then, generally, such executive is entitled to:

•	unpaid base salary for any period prior to the effective date of termination;

•	a pro rata payment of bonus for any period prior to the effective date of termination; and

•	accrued but unpaid benefits, including accrued vacation time and unused holidays.

In addition, subject to strict compliance with the noncompetition, confidentiality and other covenants, if we terminate an executive’s employment other than for reasonable cause, then such executive is entitled to the benefits set forth opposite his name below.

•

Mark Heaney—severance pay equal to three times Mr. Heaney’s annual base salary determined at the time of termination and payable on the Company’s regular pay dates for three years following termination of Mr. Heaney’s employment with the Company.

•

Dennis Meulemans—severance pay equal to three-quarters of Mr. Meulemans’ annual cash compensation, which is defined as the sum of the highest base salary in effect for the executive, plus the greater of the prior year’s bonus or the annualized amount of the executive’s maximum target bonus, payable in equal installments for 12 months following termination, plus a continuation of all benefits offered to Mr. Meulemans for such period; provided, that for every 12-month period Mr. Meulemans remains employed after his first year, one additional month of severance up to a total of 12 months’ severance total, to be paid in equal installments over the number of months of severance pay to which he has become entitled, plus continuation of benefits for such period.

•

Darby Anderson—severance pay for one year equal to Mr. Anderson’s annual cash compensation, which is defined as the sum of the highest base salary in effect for the executive, plus the greater of the prior year’s bonus or the annualized amount of the executive’s maximum target bonus, plus a continuation of all benefits (neither of which may exceed 50% of the executive’s current base salary) offered to Mr. Anderson for such period.

With respect solely to Mr. Heaney, if a change in control of Addus HealthCare occurs less than two years prior to or 18 months after termination without reasonable cause, then he would receive the remainder of his severance in a lump sum, and the total amount of Mr. Heaney’s severance would be increased to include three times his average bonus paid over the previous two fiscal years, rather than just three times his base salary. Furthermore, under Mr. Heaney’s employment agreement, if any payments in connection with a termination or change in control would be subject to the excise tax on “excess parachute payments” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), he will be entitled to a tax gross-up payment from us in an amount that after paying ordinary income taxes and the excise tax on the tax gross-up payment, the balance of the payment will be equal to the excise tax on the other excess parachute payments, with the effect that he will be economically in the same position as he would have been had such excise tax not been applied. With respect solely to Mr. Meulemans, if a change in control of Addus HealthCare occurs less than one year from his termination by Addus HealthCare without reasonable cause, then he would receive total severance payments equal to his annual cash compensation (as defined above). For these purposes, a change in control will be deemed to have occurred if:

•	any person becomes the beneficial owner, directly or indirectly, of greater than 50% of Addus HealthCare’s voting securities, subject to limited exceptions;

•

the shareholders of Addus HealthCare approve a merger or consolidation where the holders of Addus HealthCare’s voting securities would not continue to represent greater than 50% of the total voting power of the surviving corporation; or

•	the shareholders of Addus HealthCare approve a plan of liquidation or an agreement for the sale or disposition of substantially all of the assets of Addus HealthCare.

The right for any executive to receive severance, except for payments made to Mr. Heaney in connection with a change in control as described above, is conditioned on strict compliance with certain covenants of our named executive officers, including:

•

noncompetition within 30 miles of any of our locations for a period of the greater of one year after the executive officer’s termination or the period during which the executive is receiving severance payments;

•	nonsolicitation of business from any of our consumers or payors;

•	nonsolicitation of our employees, referral sources or other business contacts;

•	nondisclosure of trade secrets; and

•	nondisparagement of our company.

The right for Mr. Heaney to receive severance, except for payments made to Mr. Heaney in connection with a change in control as described above, is conditioned on strict compliance with certain covenants, including:

•

noncompetition for a period of three years in any portion of the United States and any other jurisdiction in which any product, process, good or service has been manufactured, provided, sold or offered or promoted for sale by the Company during the two year period preceding Mr. Heaney’s termination or in any location where the Company has devoted substantial expense in anticipation of launching into such geographic area;

•	nonsolicitation of business from any of our consumers or payors;

•	nonsolicitation of our employees, referral sources or other business contacts;

•	nondisclosure of trade secrets; and

•	nondisparagement of our company.

In addition to the severance payments that may be paid to our named executive officers under their employment agreements upon termination, all of our named executive officers are also entitled to accelerated vesting of their unvested options upon a change in control of our company. For purposes of our options, under the Company’s 2006 Stock Incentive Plan (the “2006 Plan”), a change in control includes:

•	any person becoming the beneficial owner, directly or indirectly, of greater than 50% of Addus HealthCare’s voting securities, subject to limited exceptions;

•

our consummation of a merger or consolidation of our company where the holders of the voting securities of the Company would not continue to represent greater than 50% of the total voting power of the surviving corporation;

•	our consummation of a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets; or

•	any other event that a committee of our Board determines to be a change of control that is set forth in a supplement to the applicable option agreement.

A change in control explicitly does not include any acquisition of securities or voting power directly from the Company through a public offering, and thus the IPO did not constitute a change in control under the 2006 Plan.

Under the 2009 Plan, upon a sale of all or substantially all of our assets, or upon a change in control or an event that, with the passage of time, would result in a change in control, our Board will have the right in its sole discretion to accelerate the time at which some or all of the outstanding awards thereunder become exercisable. Under the 2009 Plan, a change in control includes:

•

any person or related group of persons (other than our company, the Eos Funds, any employee benefit plan we maintain or any of our affiliates) becoming the beneficial owner, directly or indirectly, of greater than 50% of our voting securities;

•

if, during any consecutive two year period, members of our Board at the beginning of such two year period and other members of our Board whose election or nomination was approved by two-thirds of the directors at the beginning of such two-year period (or whose election was previously so approved), cease to constitute a majority of the board for any reason;

•

our consummation of a merger, consolidation, business combination or reorganization of our company, sale of all or substantially all of our assets, or acquisition of the assets or stock of another entity whereby we are not the surviving entity, except in limited circumstances; and

•	the approval by our shareholders of a plan of liquidation or dissolution.

Performance-Based Annual Bonuses

Our Compensation Committee establishes and approves individual performance-based executive bonus plans on an annual basis. These plans are developed with the guidance and input of the President and Chief Executive Officer and our Vice President of Human Resources (except with respect to the President and Chief Executive Officer’s bonus plan, which is determined independently by our Compensation Committee, and except with respect to the Vice President of Human Resources’ bonus plan, which is developed with the guidance of the President and Chief Executive Officer). Our Compensation Committee has the authority to modify a bonus structure during the year if it deems appropriate, including, for example, due to a merger, acquisition, divestiture, board-approved budget revision or other material change in our company.

A threshold, target and maximum amount for each annual performance bonus is set as a percentage of the executive officer’s base salary, as set forth in the executive’s employment agreement, and is based on the achievement of certain performance objectives. Corporate, divisional and departmental performance objectives are designed to ensure the high performance of our Company, and each of our divisions and departments. Our financial objectives are established to drive performance at or above Company, division and department budgetary levels, requiring that internal budget levels be exceeded to achieve the maximum bonus potential. Individual performance objectives are intended to add economic value and align each executive officer’s compensation with expectations of leadership and achievement placed on the individual to realize various aspects of our business plan.

The bonus plans are structured so that an executive officer may receive a portion of the performance bonus based on achievement of one or more financial or non-financial objective, but may not receive another portion of the bonus if other objectives are not achieved.

The Compensation Committee makes recommendations to the Board regarding the actual annual bonus amount payable to the President and Chief Executive Officer based on the extent to which his annual bonus plan objectives have been achieved. The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the actual annual bonus amount payable to the other executive officers based on the extent to which their annual bonus plan objectives have been achieved. Distributions are typically made within 120 days after the end of each fiscal year, after completion of our audited financial statements. Bonus payments for 2012 were based on 2012 EBITDA performance budget, as well as the Compensation Committee’s consideration of the executives’ achievement on operational and non-financial objectives during the year.

2012 Performance Bonuses

The performance bonus targets in 2012 for each of our named executive officers were based upon achievement of the Company’s EBITDA target of $17.1 million (the “Targeted Company EBITDA”) and performance against certain personal objectives. Mr. Heaney was eligible to receive a bonus in an amount up to 60% of his annual base salary if the Company achieved the Targeted Company EBITDA. The Company’s EBITDA for 2012 was $15.8 million and the Company paid out bonuses based on achievement of 90% of Targeted Company EBITDA. Based on Mr. Heaney’s 2012 performance bonus plan, he received a bonus of $107,900.

Mr. Meulemans was eligible to receive a bonus in an amount up to 40% of his annual base salary if the Company achieved the Targeted Company EBITDA. Based on Mr. Meulemans’ 2012 performance bonus plan, he received a bonus of $60,950.

Mr. Schwartz resigned effective November 16, 2012 and was not awarded a bonus for 2012.

Mr. Anderson was eligible to receive a bonus in an amount up to 40% of his annual base salary if the Company achieved divisional EBITDA of $28.8 million, Targeted Company EBITDA and certain growth and operational objectives. Mr. Anderson achieved 110% of targeted divisional EBITDA. Based on Mr. Anderson’s 2012 performance bonus plan, he received a bonus of $97,969.

Outstanding Equity Awards at 2012 Fiscal Year End

The following table lists all outstanding equity awards held by our named executive officers as of December 31, 2012:

Name	Number of Securities Underlying Unexercised Options (#)			Total Options	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Mark S. Heaney	179,863	—		179,863	$9.26	12/7/2016
	32,400	21,600	(1)	54,000	10.00	10/27/2019
	6,667	13,333	(2)	20,000	5.93	5/9/2021

	218,930	34,933		253,863
Dennis Meulemans	30,000	45,000	(3)	75,000	4.06	11/29/2020
Daniel Schwartz (4)	—	—		—	—	—
Darby Anderson	59,951	—		59,951	9.26	12/7/2016
	3,000	6,000	(5)	9,000	5.93	5/9/2021
	—	6,000	(6)	6,000	4.62	4/30/2022

	62,951	12,000		74,951

(1)	Mr. Heaney’s unexercisable options vest in equal installments on each of October 27, 2013 and 2014.

(2)	Mr. Heaney’s unexercisable options vest in equal installments on each of May 9, 2013 and 2014.

(3)	Mr. Meulemans’ unexerciseable options vest in equal installments on each of November 29, 2013, 2014 and 2015.

(4)	Mr. Schwartz’s 80,000 unvested options were forfeited in connection with his resignation. Mr. Schwartz was issued 5,049 shares of common stock upon exercise of his options that had vested prior to his resignation.

(5)	Mr. Anderson’s unexercisable options vest in equal installments on each of May 9, 2013 and 2014.

(6)	Mr. Anderson’s unexercisable options vest in equal installments on each of April 30, 2013, 2014 and 2015.

Equity Compensation Plan Information

The 2006 Plan provides for the grant of non-qualified stock options to directors and eligible employees, as defined in the 2006 Plan. A total of 899,338 of the Company’s shares of common stock were reserved for issuance under the 2006 Plan. The number of options to be granted and the terms thereof were approved by the Company’s Board and shareholders. The option price for each share of common stock subject to an option may be greater than or equal to the fair market value of the stock at the date of grant. The stock options generally vest ratably over a three to five year period and expire 10 years from the date of grant, if not previously exercised.

In September 2009, the Company’s Board and shareholders adopted and approved the 2009 Plan. The 2009 Plan currently provides for the grant of 750,000 incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, deferred stock units, restricted stock units, other stock units and performance shares. Additional information regarding the 2009 Plan is set forth under “Proposal No. 2: Approval of the Amendment and Restatement of the Addus HomeCare Corporation 2009 Stock Incentive Plan.”

Option Exercises and Stock Vested

Daniel Schwartz exercised 20,000 options in connection with his resignation from Addus HealthCare. None of our other named executive officers exercised any options in the fiscal year ended December 31, 2012.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-Qualified Deferred Compensation

On April 1, 2012, we adopted an Executive Nonqualified Excess Plan (the “Plan”). The Plan is a nonqualified deferred compensation plan, pursuant to which certain highly compensated employees, management or independent contractors may elect to make deferrals of compensation that are not subject to the various limits imposed by the Code on qualified retirement plans. Addus HealthCare may also make discretionary contributions to a Participant’s deferred compensation account, which vest in increments based on the Participant’s number of years of service and become fully vested upon the Participant’s completion of five years of service (or, if earlier, upon the Participant’s death or disability or upon a change in control event as defined in the Plan). The Plan is administered by the management of Addus HealthCare and Addus HealthCare may also make discretionary credits to a participating employee’s deferred compensation account. The Plan is an unfunded, nonqualified deferred compensation plan that is intended to comply with the requirements of Section 409A of the Code. As of December 31, 2012, Dennis Meulemans was the only executive participating in the Plan. Mr. Meulemans had an deferred compensation account balance of approximately $16,562 as of December 31, 2012.

Compensation Risks

With the oversight of the Compensation Committee, we have reviewed our employee compensation policies and practices to determine whether they expose the Company to excessive risks. Based on our review, we believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

2012 Director Compensation

The Company’s independent director compensation policy provides that independent directors receive an annual retainer of $25,000 for service on the Company’s board of directors, $1,500 per in person scheduled board meeting (whether attended in person or telephonically) and $750 per telephonic board meeting.

The chairmen of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive an additional annual retainer of $12,000, $7,500 and $5,000, respectively. Independent directors who serve on the Audit Committee receive $1,500 per Audit Committee meeting attended and independent directors who serve on other committees receive $1,000 per committee meeting attended. Independent directors are also reimbursed for reasonable expenses incurred in attending board of directors meetings, committee meetings and shareholder meetings.

In addition, each independent director is entitled to receive an annual grant of restricted shares of the Company’s common stock valued at $20,000, which shall be awarded following the Company’s annual meeting each year. Each grant of restricted stock to an independent director shall vest on the first anniversary of the date of issuance. Grants of restricted stock made immediately following the 2012 annual meeting were made pro rata to reflect the partial year, and with a shorter vesting period to reflect the time served during 2011, up until the 2012 annual meeting.

The Company’s Board established a special committee in 2012 to oversee a review of strategic alternatives with respect to the Company’s home health division, which was sold in the first quarter of 2013. Each non-employee director that served on the special committee was entitled to receive $1,000 per special committee meeting attended.

The foregoing independent director compensation is subject to review and adjustment on the recommendation of our Nominating and Corporate Governance Committee.

The following information sets forth the compensation paid to our directors, whose compensation is not described above, for the year ended December 31, 2012.

Name	Fees Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
R. Dirk Allison (2)	$47,250	$33,366	$80,616
Simon A. Bachleda (3)	47,250	32,983	80,233
Mark L. First (3)	47,500	32,983	80,483
Steven I. Geringer (4)	65,250	32,983	98,233
Wayne B. Lowell (5)	60,000	29,205	89,205
W. Andrew Wright (6)	6,000	—	6,000

(1)	This column discloses the grant date fair value of stock awards calculated in accordance with FASB ASC Topic 718. The assumptions we used in valuing equity incentives are described under the caption “Stock Options—Restricted Stock Awards ” in Note 10 to our consolidated financial statements in our Annual Report on Form 10-K.

(2)	Mr. Allison had 10,260 stock awards outstanding as of December 31, 2012, of which 4,846 were vested and 5,414 remained unvested.

(3)	The cash fees owed to Messrs. Bachleda and First were paid to an affiliate of the Eos Funds and the stock awards granted to Messrs. Bachleda and First were made to them directly as individuals. Messrs. First and Bachleda each had 10,412 stock awards outstanding as of December 31, 2012, of which 5,918 were vested and 4,494 remained unvested with respect to each of Messrs. First and Bachleda.

(4)	Mr. Geringer had 10,412 stock awards outstanding as of December 31, 2012, of which 5,918 were vested and 4,494 remained unvested.

(5)	The cash fees owed to Mr. Lowell were paid to Jonchra Associates, LLC, a limited liability company owned by Mr. Lowell. Mr. Lowell had 9,636 stock awards outstanding as of December 31, 2012, of which 2,716 were vested and 6,920 remained unvested. Mr. Lowell has informed the Company that he intends to resign from the Board effective June 30, 2013.

(6)	The cash fees paid to Mr. Wright were all in respect of his service on the special committee formed to oversee the evaluation of strategic alternatives for the home health division.

AUDIT COMMITTEE REPORT

The Audit Committee consists of three members of the Board of Directors, each of whom has been determined by the Board of Directors to be financially literate, as contemplated by The NASDAQ Stock Market LLC listing standards. The Board has determined that Wayne B. Lowell and R. Dirk Allison are “audit committee financial experts,” as that term is defined under 407(d) of Regulation S-K. Each member of the Audit Committee is independent of the Company and its management.

The Audit Committee operates under a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and financial reporting process and the performance, qualification and independence of the Company’s independent auditors, BDO USA, LLP.

The Company’s management prepares the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and is responsible for the financial reporting process that generates these statements. Management is also responsible for establishing and maintaining adequate internal controls over financial reporting. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, BDO USA, LLP and other advisors.

The Audit Committee has reviewed and discussed the Company’s December 31, 2012 audited consolidated financial statements with management and with BDO USA, LLP.

The Audit Committee has also discussed with BDO USA, LLP all the matters required to be discussed by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended (“Communication with Audit Committees”) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received from BDO USA, LLP a letter providing the disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence with respect to any relationships between BDO USA, LLP and the Company that in its professional judgment may reasonably be thought to bear on independence. BDO USA, LLP has discussed its independence with us, and has confirmed in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the December 31, 2012 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

The foregoing report has been approved by the Audit Committee.

Wayne B. Lowell (Chairman)

R. Dirk Allison

Steven I. Geringer

PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ADDUS

HOMECARE CORPORATION 2009 STOCK INCENTIVE PLAN

We are asking shareholders to approve the amendment and restatement of the 2009 Plan. The amendment and restatement of the 2009 Plan was approved by the Board in April 2013, subject to obtaining shareholder approval. The amendments to the 2009 Plan (i) increase the maximum number of shares of common stock that may be issued under the 2009 Plan by 750,000, from 750,000 to 1,500,000 and (ii) reiterate the performance goals to be used in connection with the performance-based awards. No other changes were made under the 2009 Plan.

The following summary of the 2009 Plan, as amended, should be read in conjunction with, and is qualified by reference to, the full text of the Company’s Amended and Restated 2009 Stock Incentive Plan, which is included in this Proxy Statement as Annex A.

The Company adopted the 2009 Plan in order to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of participants to those of the Company’s shareholders, to provide participants with an incentive for excellence in individual performance, and to promote teamwork among participants. The 2009 Plan is further intended to provide flexibility to the Company and its subsidiaries in their ability to motivate, attract and retain the services of participants who make significant contributions to the Company’s success and to allow participants to share in that success. Under the 2009 Plan, eligible employees, consultants and directors may receive performance-based incentive awards and equity-based awards (each an “Award”). The 2009 Plan became effective in September 2009.

The Board may at any time alter, amend, suspend or terminate the 2009 Plan in whole or in part. The Board may not, without the approval of the Company’s shareholders, (i) increase the total number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), or the types of Awards, available under the 2009 Plan, (ii) change the designation of the class of persons eligible to receive Incentive Stock Options (as defined below) under the 2009 Plan or (iii) modify the 2009 Plan in an manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which the Common Stock is traded.

The Compensation Committee or such other committees or subcommittees of the Board appointed by the Board to administer the 2009 Plan (the “Committee”) may not amend any outstanding Award to increase or reduce the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is less than, greater than or equal to the price per share of the original Award. No termination, amendment or modification of the 2009 Plan may adversely affect in any material way any Award previously granted under the 2009 Plan without the prior written consent of the participant holding that Award.

In the event of (1) any sale or conveyance to another entity of all or substantially all of the property and assets of the Company, (2) a Change in Control (as defined in the 2009 Plan) or (3) an event that, with the passage of time, would result in a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in an applicable Award Agreement (as defined below), the Board, in its sole discretion, may, as applicable: (a) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, (b) terminate options or SARs (as defined below) in exchange for a cash payment equal to the amount by which the fair market value of the shares subject to such option or SAR (to the extent the option or SAR has vested) exceeds the exercise price with respect to such shares, (c) terminate options or SARs provided that each participant is first notified and given an opportunity to exercise vested options for a specified period of time (not less than 15 days) from the date of notification and before the option or SAR is terminated, (d) permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent), (e) amend an Award Agreement or take such other action with respect to an Award that it deems appropriate, in its sole discretion or (f) implement any combination of (a)-(e). In the event of a Change in Control or other event as described in the preceding sentence, the Board need not provide for identical treatment of each such outstanding Award.

Any portion of the 2009 Plan that allows participants to defer payment of compensation may be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the result is a systematic deferral of compensation until termination of employment or beyond. If such systematic deferral were to occur, a part of the 2009 Plan would be an ERISA top-hat plan, which is subject to certain reporting and disclosure requirements. The remainder of the 2009 Plan is not subject to the provisions of ERISA. The 2009 Plan is not qualified under Section 401(a) of the Code and the 2009 Plan is unfunded.

Administration

The 2009 Plan is administered by the Committee (or by any other committee appointed by the Board that satisfies the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act, the “independent director” requirements of the NASDAQ Marketplace Rules and the “outside director” provisions of Code Section 162(m)). Except as otherwise limited by law or the Company’s organizational documents and subject to the terms of the 2009 Plan, the Committee has the power to, among other things, select participants in the 2009 Plan, determine the size, types and terms and conditions of each Award under the 2009 Plan, construe and interpret the 2009 Plan and any documents entered into pursuant to the 2009 Plan, establish, amend or waive rules and regulations for the 2009 Plan’s administration, amend the terms and conditions of outstanding Awards (subject to any applicable 2009 Plan restrictions) and make all other determinations that are necessary or advisable to administer the 2009 Plan.

As permitted by law and subject to the provisions of the 2009 Plan, the Committee may delegate some or all of its authority under the 2009 Plan, including to officers of the Company. The Committee shall in all events conform to any requirements of the applicable laws, rules, and regulations. The Committee’s determinations and decisions will be final, conclusive and binding on all persons.

Eligibility

Any employee, consultant or director of the Company or of any of its subsidiaries is eligible to receive an Award under, and become a participant in, the 2009 Plan. The Committee, or its delegates, will select the individuals who will receive Awards under the 2009 Plan.

Shares Subject to the 2009 Plan

Before giving effect to the amendment and restatement of the 2009 Plan, the maximum number of shares of Common Stock that may be issued or transferred to participants under the 2009 Plan is 750,000. If the shareholders approve the amendment and restatement of the 2009 Plan, an aggregate of 1,500,000 shares would be authorized for issuance under the 2009 Plan. Of these 1,500,000 shares, 1,005,123 shares would remain available for issuance after April 29, 2013, after taking into account 494,877 shares issued as of April 29, 2013 under the 2009 Plan, net of shares forfeited by participants or withheld for tax or other purposes pursuant to the 2009 Plan. As of the close of the regular trading session on April 24, 2013, the Company’s stock price was $12.66 per share.

Any shares of Common Stock subject to an Award under the 2009 Plan that are forfeited, canceled, settled in cash or otherwise terminated without a distribution of shares to a participant, or that are delivered by attestation or withheld by the Company in connection with an option exercise or the payment of any required income tax withholding upon an option exercise or the vesting of restricted stock, will be deemed available for Awards under the 2009 Plan. Shares of Common Stock that may be issued under the 2009 Plan may be authorized or unissued shares.

Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee shall make adjustments to the number and class of shares of Common Stock that may be delivered under the 2009 Plan, in the number and class of and/or price of Common Stock subject to outstanding Awards granted under the 2009 Plan, as the Committee, in its sole discretion, may determine to be appropriate and equitable to prevent dilution or enlargement of rights.

Shares Subject to the 2006 Plan

Of the 899,338 shares of Common Stock that may be issued under the 2006 Plan, 574,850 were unissued as of April 29, 2013. We anticipate that no further awards will be granted under the 2006 Plan, although all outstanding awards will continue to be governed by their existing terms.

Awards

Subject to terms of the 2009 Plan, the Committee may grant the following types of Awards to eligible employees, directors and consultants: stock options intended to satisfy the requirements of Code Section 422 (“Incentive Stock Options”), stock options not intended to satisfy the requirements of Code Section 422 (“Nonstatutory Stock Options”), stock appreciation rights (“SARs”), “Restricted Stock,” “Restricted Stock Units,” “Performance Shares” and other stock Awards. The 2009 Plan also provides the opportunity for a participant to elect to defer the payment of bonuses and other Awards (“Deferred Stock Units”). All Awards granted under the 2009 Plan will be evidenced by an agreement with the participant (an “Award Agreement”).

Under Code Section 162(m), the Company is not entitled to a federal income tax deduction for compensation in excess of $1 million (per executive) paid in any year to its chief executive officer and its three next most highly compensated executive officers (other than the Chief Financial Officer), subject to certain exceptions, such as “performance-based” compensation. The Committee may grant Performance Shares, Restricted Stock and other Awards subject to the following performance criteria: (a) increases in the Fair Market Value (as defined in the 2009 Plan) of a share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations, (v) gross margin or (w) any measure that indicates any of the foregoing or any combination of the foregoing. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers. The approval of the amendment and restatement of the 2009 Plan will constitute re-approval of the performance criteria under the 2009 Plan. Such Awards are generally intended to be “performance-based” compensation within the meaning of Code Section 162(m) and will be paid solely to the extent to which pre-established, objective performance goals are attained. Similarly, the Committee may grant stock options under the 2009 Plan that will qualify as “performance-based” compensation. The Committee may, in its discretion, grant Performance Shares, Restricted Stock or other Awards that will not qualify as “performance-based” compensation.

Stock Options

The Committee may grant Incentive Stock Options or Nonstatutory Stock Options under the 2009 Plan. The Award Agreement for each option grant will specify the exercise price, the duration of the option, the number of shares of Common Stock to which the option pertains and such other provisions as the Committee shall determine which are not inconsistent with the terms of the 2009 Plan. The exercise price of each option will equal the fair market value of a share of Common Stock at the time such option is granted. The term of each option will be determined by the Committee, but may not be greater than ten years from the date of grant. Options are exercisable at the times and subject to such restrictions and conditions as determined by the Committee.

No Incentive Stock Options shall be granted to an employee under the 2009 Plan or any other Incentive Stock Option plan of the Company or its subsidiaries to purchase Common Stock as to which the aggregate fair market value (determined as of the date of grant) of the Common Stock which first become exercisable by the employee in any calendar year exceeds $100,000. To the extent an option initially designated as an Incentive Stock Option exceeds this value limit (or otherwise fails to satisfy the requirements applicable to Incentive Stock Options), it shall be deemed a Nonstatutory Stock Option and shall otherwise remain in full force and effect.

To exercise a vested option, the participant must provide the Company or its designated agent with a written, electronic or telephonic notice setting forth the number of shares of Common Stock with respect to which the option is to be exercised, accompanied by full payment of the exercise price for the shares. This payment may be made in one of the following ways: (a) in cash or its equivalent, (b) subject to the Committee’s approval, by delivery of previously acquired shares of Common Stock having an aggregate fair market value at the time of exercise equal to the total exercise price (provided that the shares that are delivered must have been held by the participant for at least six (6) months prior to their delivery), (c) subject to the Committee’s approval, by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remitting to the Company a sufficient portion of the sales proceeds to pay the exercise price, (d) subject to the Committee’s approval, by a combination of (a), (b) or (c); or (e) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, all payments under all of the exercise methods shall be paid in U.S. dollars. Unless otherwise determined by the Committee, cashless exercises are permitted, subject to applicable law (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board), or by any other means which the Committee determines to be consistent with the 2009 Plan’s purpose and applicable law.

The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option granted under the 2009 Plan as it may deem advisable, including, without limitation, (a) restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such shares, restrictions required by any shareholders’ or other agreement governing ownership of the Company’s Common Stock, and (b) restrictions permitted under the 2009 Plan with respect to Restricted Stock.

Stock Appreciation Rights

The Committee may grant SARs under the 2009 Plan, either in tandem with options or freestanding. Tandem awards may be granted at the same time as the grant of the related options or at any time thereafter prior to the end of the exercise period for the related options. The Award Agreement for each SAR grant will specify the grant price, the duration of the SARs and such other provisions as the Committee determines. Each Award Agreement for a tandem SAR will specify the options to which it relates and the terms and conditions under which exercise or expiration of the related options will result in automatic expiration of the related SAR and the terms and conditions on which exercise or expiration of the SAR will result in automatic expiration of the related options.

The grant price for each SAR shall be equal to the fair market value of a share of Common Stock on the date of grant, provided that for each tandem SAR, the grant price shall not be less than the exercise price of the related options. The Committee shall determine the term of the SAR, in its sole discretion, provided that a SAR must expire no later than the tenth (10th) anniversary of the grant date.

SARs may be exercised on the terms and conditions the Committee, in its discretion, chooses to impose. The exercise of related options will cause the immediate automatic expiration of related SARs on the terms and conditions specified by the Committee. Upon exercise of a SAR, a participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR by (b) the number of shares of Common Stock with respect to which the SAR is exercised.

Settlement of SARs may be made in shares of Common Stock (valued at their fair market value at the time of exercise), in cash, or in a combination of shares and cash, as determined by the Committee in its discretion. Any shares of Common Stock delivered in payment shall be deemed to have a value equal to the fair market value of such shares on the date of exercise of the SAR.

Restricted Stock or Restricted Stock Units

The Committee may grant Restricted Stock or Restricted Stock Units under the 2009 Plan. The Award Agreement for each Restricted Stock or Restricted Stock Unit grant will specify the number of shares of

Common Stock or share equivalent units granted, the period (the “Restriction Period”) during which any restrictions apply to the Restricted Stock or Restricted Stock Units and such other provisions as the Committee determines which are not inconsistent with the terms of the 2009 Plan.

An Award of Restricted Stock is a grant of shares of Common Stock that are subject to restrictions on the transfer or other disposition of the shares and such other restrictions as the Committee deems appropriate. These restrictions may include, but are not limited to, a requirement that participants pay a stipulated purchase price for each share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions or restrictions under applicable federal or state securities laws. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of Restricted Stock until such time as all conditions and/or restrictions applicable to such shares have been satisfied.

Except as otherwise provided in the Award Agreement, shares of Restricted Stock covered by each Restricted Stock grant made under the 2009 Plan shall become freely transferable by the participant after the last day of the applicable Restriction Period.

If the Committee so determines, participants holding shares of Restricted Stock may exercise full voting rights and (whether or not the Company holds the certificate(s) representing such shares) be credited with dividends paid with respect to the underlying shares of Common Stock during the Restriction Period. The Committee may, however, apply any restrictions to dividends that the Committee deems appropriate, including any restrictions that may be necessary to maintain eligibility for the performance-based exception from the tax-deductibility limitations of Code Section 162(m).

Restricted Stock Units are similar to Restricted Stock, except that no actual shares of Common Stock are issued. Instead, a bookkeeping account is established for a participant that is valued solely by reference to the Common Stock. A grant of Restricted Stock Units may contain restrictions similar to those that apply to Restricted Stock, as described above. Upon the termination of the applicable Restriction Period or on the date provided in an Award Agreement, the Restricted Stock Units are paid in cash, shares of Common Stock or a combination of cash and shares, as soon as practicable after the Restricted Stock Units or portion of the Award vests, but in no event later than 2 1/2 months after the calendar year in which vesting occurs. It is intended that a Restricted Stock Unit Award be exempt from the application of Code Section 409A as a “short-term deferral.”

Performance Shares

The Committee may grant Performance Shares under the 2009 Plan. The Award Agreement for each Performance Share grant shall specify the initial value, the duration of the Award, the performance goals, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the 2009 Plan.

Each Performance Share will have an initial value equal to the fair market value of a share of Common Stock on the grant date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Share Awards that will be paid out to the participant. The time period during which the performance goals must be met shall be called a “Performance Period.”

After the applicable Performance Period has ended, the participant will receive a payout of the number and value of the Performance Shares that have been earned, based on the extent to which the applicable performance goals have been met. Payment of earned Performance Share Awards shall be as determined by the Committee and, if applicable, as provided in the related Award Agreement. Subject to the terms of the 2009 Plan, the Committee, in its sole discretion, may pay earned Performance Share Awards in the form of cash, shares of Common Stock or a combination of cash and shares, that have an aggregate fair market value equal to the value of the earned Performance Share Awards at the close of the applicable Performance Period. Such shares of Common Stock may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement relating to the grant of the Award or the resolutions establishing the Award.

Participants holding Performance Shares may be entitled to receive the dividends declared during the Performance Period with respect to the shares of Common Stock represented by such Performance Shares, as determined by the Committee in its discretion.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance goals without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Other Stock Awards

Subject to the terms of the 2009 Plan, other stock Awards may be granted to participants in such amounts and upon such terms, and at any time from time to time, as the Committee determines. Such Awards may be granted either alone or in addition to other Awards granted under the 2009 Plan, and such other stock awards shall also be available as a form of payment in the settlement of other Awards granted under the 2009 Plan. Each other stock Award grant shall be evidenced by an Award Agreement that shall specify the restrictions upon such Award, if any, the number of other stock units granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the 2009 Plan.

Deferred Stock Units

Subject to the terms and provisions of the 2009 Plan, the Committee, at any time and from time to time, may award Deferred Stock Units to participants in lieu of payment of a bonus or other Award if so elected by a participant under such terms and conditions as the Committee shall determine, including terms that provide for the grant of Deferred Stock Units valued in excess of the bonus or Award deferred.

A participant must make an election to receive Deferred Stock Units in the calendar year before the calendar year in which the services related to the Award are first performed. The Committee may require a participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a participant to elect to defer, receipt of all or any portion of any payment of cash or shares of Common Stock that otherwise would be due to such participant in payment or settlement of an Award under the 2009 Plan, to the extent consistent with Code Section 409A. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in stock equivalents. Settlement of any Deferred Stock Units shall be made in a single sum of cash or shares of Common Stock.

U.S. Federal Tax Consequences

The following discussion is a summary of certain of the United States federal income tax consequences of Awards under the 2009 Plan. This discussion only applies to U.S. citizens and/or residents and does not address tax consequences under foreign, state or local laws or estate tax consequences. This description is intended for use by the Company’s shareholders in determining how to vote at its Annual Meeting and not as tax advice to participants under the 2009 Plan. Each participant is strongly encouraged to seek expert tax advice with specific reference to his or her own tax situation.

Withholding

The Company has the right to deduct or withhold, or require the participant to remit to the Company, the amount the Company determines is necessary to satisfy federal, state and local taxes, domestic or foreign, required by applicable law or regulation to be withheld with respect to any taxable event arising under the 2009 Plan. The participant may satisfy, totally or in part, such obligations by electing to have shares of Common Stock withheld, to redeliver shares of Common Stock acquired under an Award, or to deliver previously owned shares of Common Stock that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of options or SARs; (ii) the date of payment, in the case of Performance Shares, Restricted Stock Units or Deferred Stock Units; or (iii) the expiration of the Restriction Period in the case of Restricted Stock. Any such election may, however, be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the participant must satisfy these withholding obligations in cash.

Nonstatutory Stock Options

A participant should not recognize income at the time of grant of a Nonstatutory Stock Option, and the Company will not be entitled to a deduction at that time. When the Nonstatutory Stock Option is exercised, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, if any. The participant’s tax basis in these shares will equal the exercise price paid plus the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction, in the Company’s tax year in which the Nonstatutory Stock Option is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds the shares of Common Stock acquired pursuant to the exercise of a Nonstatutory Stock Option for more than one year after the exercise of the option, the capital gain or loss realized upon the sale of these shares should be a long-term capital gain or loss. The participant’s holding period for the shares acquired upon the exercise of a Nonstatutory Stock Option will begin on the date of exercise.

Incentive Stock Options

A participant will not recognize income at the time of grant of an Incentive Stock Option, and the Company will not be entitled to a deduction at that time. If the Incentive Stock Option is exercised during employment, or within three months thereafter (or one year thereafter in the case of a permanently and totally disabled employee), the participant will not recognize any income, and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price is includable in computing the participant’s alternative minimum taxable income.

Generally, if the participant disposes of the shares of Common Stock acquired by exercise of an Incentive Stock Option within either two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of these shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If the shares of Common Stock are disposed of after the two-year and one-year periods described above, the Company will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a long-term capital gain or loss.

Other Awards

Stock Appreciation Rights are taxed and deductible by the Company in substantially the same manner as Nonstatutory Stock Options.

A participant will not recognize income at the time of grant of shares of Restricted Stock that are subject to a substantial risk of forfeiture and restrictions on transfer (unless the participant elects to accelerate recognition as of the date of grant in accordance with Code Section 83(b)). The participant generally will recognize ordinary income equal to the market value of the shares of Restricted Stock at the time the restrictions lapse or at the time the shares are transferable. With respect to Restricted Stock Units, the participant generally will not recognize income upon grant, but will recognize ordinary income when the cash or shares of Common Stock are distributed to the participant, based on the market value of the shares at the time of distribution. The Company will generally have a corresponding deduction at the time the participant recognizes income.

Performance Shares and dividend equivalents generally are subject to tax at the time of payment, and the Company will generally have a corresponding deduction at that time.

Payment with Shares

When shares of Common Stock subject to an Award are used to satisfy any minimum required tax withholding, the participant will recognize gain or loss with respect to those shares. In this situation, the participant will recognize a short-term capital gain or loss, as the case may be, equal to the difference between the amount of the minimum required tax withholding satisfied by the shares over the participant’s tax basis, if any, in those shares.

If the participant uses shares of Common Stock he or she owns to pay, in whole or part, the exercise price of an option, no gain or loss will be recognized with respect to these shares. In this situation, however, the tax basis of the shares of Common Stock received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. The tax basis of the balance of the shares of Common Stock received in excess of the number of shares delivered by the participant will be equal to the sum of the amount of the exercise price paid for the balance of the shares received in cash or by check, if any, plus any amount the participant is required to recognize as income as a result of the exercise. It should be noted, however, that if payment of the exercise price of an Incentive Stock Option is made with shares of Common Stock acquired by an earlier exercise of an Incentive Stock Option, and those shares have not been held for the required holding periods discussed above, payment in shares will result in the participant recognizing ordinary income.

Code Section 409A

No Award that is subject to Code Section 409A shall provide for deferral of compensation that does not comply with Code Section 409A. Any ambiguities in the 2009 Plan or an Award Agreement shall be construed so that benefits shall not be subject to tax under Code Section 409A, and if any provision of any Award is found to be in violation of the requirements of Code Section 409A, then such provision shall be deemed modified or restricted to the extent and in the manner necessary to render such provisions in conformity with Code Section 409A. For any Awards subject to Code Section 409A, all rights to amend, terminate or modify the 2009 Plan or any such Award, including any discretionary rights or powers the Committee may have with respect to an Award, are subject to the requirements and limitations of Code Section 409A. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Code Section 409A, distributions on account of a separation from service may not be made to a “specified employee” within the meaning of Code Section 409A before the date that is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Code Section 162(m)

It is the intent of the Company that all Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) be granted and interpreted in a manner to satisfy all applicable requirements of Code Section 162(m). Any provision, application or interpretation of the 2009 Plan inconsistent with the intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the 2009 Plan, the provisions of the 2009 Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the 2009 Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) may be applicable only to “covered employees” (as defined in the 2009 Plan).

Nontransferability

Except as provided in an Award Agreement, no Award under the 2009 Plan may be sold, transferred, pledged or assigned other than by will or by the laws of descent and distribution. Unless otherwise provided in an Award Agreement, options and SARs are exercisable only by the participant during the participant’s lifetime.

Termination of Employment/Directorship

Except as otherwise provided in the Award Agreement, upon termination of a participant’s employment or directorship for any reason other than disability (as defined in the 2009 Plan), death or retirement (as defined in the 2009 Plan), an Award granted to a participant may be exercised by the participant or a permitted transferee at any time on or prior to the earlier of the expiration date of the Award or, in the case of an option or a SAR, the expiration of three (3) months after the date of termination but only if, and to the extent that, the participant was entitled to exercise the Award at the date of termination. Upon termination of the participant’s employment or directorship by reason of the participant’s disability or death, an Award granted to a participant shall become vested and/or may be exercised by the participant or a permitted transferee only to the extent set forth in such participant’s Award Agreement. Upon termination of the participant’s employment or directorship due to retirement, a Nonstatutory Stock Option granted to the participant may be exercised by the participant or a permitted transferee at any time on or prior to the earlier of the expiration date of the option or the expiration of six months after the date of termination due to retirement but only if, and to the extent that, the participant was entitled to exercise the Nonstatutory Stock Option at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose restriction period has not expired as of the date of termination (other than a termination by reason of disability, death or retirement) shall terminate and be forfeited immediately on the date of termination.

If the Committee finds by a majority vote that cause (as defined in the 2009 Plan or in a participant’s employment agreement) exists with respect to a participant, then as of the date the Committee makes its finding, any Awards awarded to the participant that have not been exercised (including all Awards that have not yet vested) will be forfeited.

A “termination” includes an event which causes a participant to lose his eligibility to participate in the 2009 Plan. In the case of a consultant and a nonemployee director, the meaning of “termination” or “termination of employment” includes the date that the individual ceases to provide significant services to the Company or its subsidiaries. Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the 2009 Plan unless the employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular participant, which shall be provided in the participant’s Award Agreement or similar document. However, with respect to any Award subject to Code Section 409A, any reference to “termination of employment” or similar term shall mean an event that constitutes a “separation from service” within the meaning of Code Section 409A.

Securities Law Compliance

Section 16(b) of the Exchange Act provides for the recovery of profits realized by certain officers and directors resulting from the purchase and sale or sale and purchase of Common Stock within any six-month period. The SEC has promulgated rules that provide exemptions from those profit recovery provisions for participant-directed transactions under an employee benefit plan, such as the 2009 Plan, if certain conditions are satisfied.

To the extent any provision of the 2009 Plan or action by the Committee fails to comply with applicable securities laws, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

The Company may use reasonable endeavors to register shares of Common Stock issued pursuant to Awards with the SEC or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system. The Company expects to register the additional 750,000 shares that will be authorized under the 2009 Plan by filing an S-8 following approval of the amendment and restatement of the 2009 Plan by its shareholders.

Certain directors and officers of the Company may be deemed to be affiliates of the Company under federal securities law and, as such, may be restricted in the resale of shares of Common Stock acquired pursuant to the 2009 Plan. Generally, any resale by an affiliate must comply with Rule 144 under the Securities Act.

New Plan Benefits

Awards under the 2009 Plan will be made at the discretion of the Committee. Other than the annual awards to our independent directors, no decisions have been made regarding the amount or type of Awards that are to be made to participants in the future. Amounts granted to our named executive officers in 2012 and 2011 are reported in the “Option Awards” column of the Summary Compensation Table in this Proxy Statement. The following table sets forth certain information related to the annual grants of Restricted Stock to our independent directors that are awarded following the Company’s annual meeting each year, as described under the heading “Executive Compensation—2012 Director Compensation”. No amounts have been included relating to other equity awards as the amounts of any such awards are not determinable at this time.

NEW PLAN BENEFITS

2009 Stock Incentive Plan

Name and Position	Dollar Value of Restricted Stock (1)($)
Non-Executive Director Group	$100,000

(1)	Each of our independent directors is entitled to receive an annual grant of restricted shares of the Company’s common stock valued at $20,000, which shall be awarded following the Company’s annual meeting each year. Based on the current composition of the Board, a total of $100,000 in restricted shares will be granted after the 2013 Annual Meeting.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE RECOMMEND

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2009 PLAN.

Equity Compensation Plan Information

The following table presents securities authorized for issuance under our equity compensation plans at December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (3)
Equity Compensation Plans Approved by Security Holders	638,629	$8.11	981,127
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	638,629	$8.11	981,127

(1)	Includes both grants of stock options and unvested share awards.

(2)	Includes weighted-average exercise price of outstanding stock options only.

(3)	Represents shares of common stock that may be issued pursuant to the 2006 Plan or the 2009 Plan. The Company does not plan on issuing any further grants under the 2006 Plan. As of December 31, 2012 there were 546,059 unissued shares reserved under the 2006 Plan. As of December 31, 2012 there were 435,068 shares of common stock that could be issued pursuant to the 2009 Plan.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The appointment of independent auditors will be approved annually by the Audit Committee and ratified by our shareholders. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has authorized the engagement of BDO USA, LLP, who we refer to as BDO USA, as our independent auditors for the year ending December 31, 2013.

Representatives of BDO USA will attend the Annual Meeting of Shareholders and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by BDO USA for the audit of our annual consolidated financial statements for 2012 and 2011 and fees for other services rendered by BDO USA for fiscal year 2012 and 2011.

	2012	2011
Audit fees (1)	$278,199	$276,989
Audit-related fees (2)	$16,240	$15,750
Tax fees	$—	$—
All other fees	$—	$—

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s audited financial statements, reviews of the Company’s quarterly financial statements and fees related to the Company’s filings of registration statements.

(2)	Audit-related fees consist of fees related to the audit of the Company’s employee benefit plans.

Pre-Approval Policy of Audit and Non-Audit Services

The Audit Committee charter requires the Audit Committee to pre-approve all audit and permitted non-audit services provided by the independent auditors as well as the related fees. The Audit Committee may delegate the pre-approval authority to a member or members of the Audit Committee or may adopt pre-approval policies and procedures, to the extent permitted by applicable laws. Any pre-approvals made pursuant to delegated authority or pre-approval policies and procedures must be presented to the full Audit Committee at its next meeting.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

PROPOSAL NO. 4: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

Under Section 14A of Exchange Act, enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company is providing shareholders with the opportunity to cast an advisory vote to approve the Company’s executive compensation, as disclosed under the compensation disclosure rules of the SEC, as set forth in this Proxy Statement.

This vote will not be binding on or overrule any decisions by our Board, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Our Board has determined that the best way to allow our shareholders to vote on the Company’s executive pay programs and policies is through the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the Company’s compensation of its executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.

THE BOARD RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE COMPANY’S

COMPENSATION OF EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 5: ADVISORY APPROVAL OF FREQUENCY OF SHAREHOLDER ADVISORY

APPROVAL OF EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company is providing shareholders with the opportunity to cast an advisory vote to determine whether the shareholder advisory vote to approve the Company’s executive compensation will occur every one, two or three years. Shareholders may also abstain from voting.

This vote will not be binding on or overrule any decisions by our Board, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. This vote is not to approve or disapprove our Board’s recommendation. However, our Board will take into account the outcome of the vote when considering the frequency of shareholder approval of the Company’s executive compensation. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends that shareholders vote for future advisory votes on executive compensation to occur every three years. The Board believes that holding the advisory vote on executive compensation once every three years will encourage a reasonably long-term focus on our executive compensation policies and practices. Shareholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to the section titled “Can a Shareholder Communicate Directly with our Board? If so, how?” in this Proxy Statement for information about communicating with the Board.

THE BOARD RECOMMENDS A VOTE FOR THE SHAREHOLDER ADVISORY APPROVAL OF THE

COMPANY’S EXECUTIVE COMPENSATION TO OCCUR EVERY “THREE YEARS.”

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We have not implemented householding rules with respect to our record holders. However, a number of brokers with account holders who are shareholders may be “householding” our proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate annual report and proxy statement at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company at 2401 South Plum Grove Road, Palatine, Illinois 60067, Attention: Secretary.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

How do I Submit a Proposal for Inclusion in Next Year’s Proxy Material?

If you wish to submit a proposal to be considered for inclusion in the proxy material for the next annual meeting, please send it to the Secretary, Addus HomeCare Corporation, 2401 South Plum Grove Road, Palatine, Illinois 60067. Under the rules of the SEC, proposals must be received no later than January 7, 2014, and otherwise comply with the requirements of the SEC to be eligible for inclusion in the Company’s 2014 Annual Meeting of Shareholders proxy statement and form of proxy.

How do I Submit a Proposal or Make a Nomination at an Annual Meeting of Shareholders?

Our Bylaws provide that if a shareholder desires to nominate persons for election as directors, the shareholder must provide written notice of an intent to make such nomination which the secretary of the Company must receive at our principal executive offices no later than 120 days prior and no earlier than 150 days prior to the anniversary date of the preceding year’s annual meeting of shareholders (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company). In no event shall the public announcement of an adjournment or postponement of an annual meeting of shareholders of the Company commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Notwithstanding the above, in the event that the number of directors to be elected to the Board at an annual meeting of shareholders of the Company is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, the shareholder’s notice required by the Bylaws shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

With respect to the 2014 Annual Meeting of Shareholders, written notice of a nomination must be received no earlier than January 20, 2014 and no later than February 19, 2014.

We amended our Bylaws in April 2013 to align the provisions regarding submission of shareholder proposals with Rule 14a-8 under the Exchange Act. Our Bylaws now provide that if a shareholder desires to submit a proposal for consideration at an annual meeting of shareholders, the shareholder must provide written notice of an intent to make such a proposal which the secretary of the Company must receive at our principal executive offices no later than one hundred twenty (120) days prior to the anniversary date of the proxy statement for the immediately preceding annual meeting of shareholders.

With respect to the 2014 Annual Meeting of Shareholders, written notice of a shareholder proposal must be received no later than January 7, 2014. The notice must meet the requirements set forth in our Bylaws. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, management proxies would be allowed to use their discretionary voting authority to vote on any proposal with respect to which the foregoing requirements have been met.

OTHER MATTERS

The Board of the Company does not know of any matters which may be presented at the 2013 Annual Meeting of Shareholders other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matters come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

Dennis B. Meulemans Secretary

Annex A

Addus HomeCare Corporation

Amended and Restated 2009 Stock Incentive Plan

Effective as of [            ]

-i-

Article 1. Establishment, Objectives, and Duration

1.1 Establishment of the Plan. Addus HomeCare Corporation, a Delaware corporation, hereby adopts the “Addus HomeCare Corporation Amended and Restated 2009 Stock Incentive Plan” (hereinafter referred to as this “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units/Restricted Stock Units, Other Stock Units, and Performance Shares.

The Addus HomeCare Corporation 2009 Stock Incentive Plan originally became effective as of October 27, 2009 (the “Effective Date”). Subject to approval by the Company’s stockholders, this Amended and Restated Plan shall become effective as of June 19, 2013. Awards may be granted under this Plan prior to such stockholder approval; provided, the effectiveness of such Awards shall be contingent on such stockholder approval being obtained.

1.2 Objectives of this Plan. The objectives of this Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants. This Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.

This Plan is intended to satisfy the requirements for a “plan” described in Rule 701 promulgated under the Securities Act of 1933, as amended, and the Company intends that this Plan be interpreted in accordance with that intent.

1.3 Duration of this Plan. This Plan shall remain in effect, subject to the right of the Committee to amend or terminate this Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the provisions hereof. However, in no event may an Award of an Incentive Stock Option be granted under this Plan on or after the tenth (10th)  anniversary of the Effective Date.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units/Restricted Stock Units, Other Stock Units or Performance Shares.

2.2 “Award Agreement” means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

2.3 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act or any successor rule thereto.

2.4 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.5 “Change in Control” shall mean and include each of the following occurring after the Effective Date of this Plan:

(a)

A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the SEC) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, Eos Capital Partners III, L.P., Eos Partners SBIC III, L.P and/or any of their respective affiliates, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controlled, was controlled by, or was under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)	During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)	The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)	which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)	after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.5(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)	The Company’s stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” means the Compensation Committee of the Board of Directors or such other committees or subcommittees of the Board appointed by the Board to administer this Plan in accordance with Article 3 below.

2.8 “Company” means Addus HomeCare Corporation, a Delaware corporation, its Subsidiaries, and any successor thereto as provided in Article 18 hereof.

2.9 “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.10 “Deferred Stock Unit” means an Award granted to a Participant pursuant to Article 9 hereof.

2.11 “Director” means any individual who is a member of the Board of Directors of the Company or its Subsidiaries; provided, however, that any Director who is employed by the Company or its Subsidiaries shall be treated as an Employee under this Plan.

2.12 “Disability” shall mean a condition whereby a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

2.13 “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.14 “Employee” means any employee of the Company or its Subsidiaries.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16 “Extraordinary Items” means (a) items presented as such (or other comparable terms) in the Company’s audited financial statements, (b) extraordinary, unusual, or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or rules and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which is identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a periodic report filed with the SEC under the Exchange Act and the rules and regulations promulgated thereunder.

2.17 “Fair Market Value.” For purposes of determining the “Fair Market Value” of a Share, the following rules shall apply:

(a)	If the Shares are listed on any established stock exchange or interdealer quotation system, then the “Fair Market Value” of a Share shall be the closing sales price for such Share (or the closing bid if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of determination.

(b)	If the Shares are not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” of a Share shall be the mean between the lowest reported bid price and highest reported asking price per Share on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of stock in such market.

(c)	If the Shares are not listed or admitted to trading on any exchange or traded in the over-the-counter market, the “Fair Market Value” of a Share shall be as determined in good faith by the Committee through any reasonable valuation method which satisfies the requirements of Section 409A of the Code.

(d)	In no event shall the fair market value of any Share be less than its par value.

2.18 “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.19 “Key Employee” shall mean an employee (as defined in Code Section 416(i) (but without regard to paragraph (5) thereof)) of the Company.

2.20 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.21 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.22 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23 “Other Stock Unit Award” means an Award granted to a Participant, as described in Article 10 hereof.

2.24 “Participant” means an Employee, Director or consultant who has been selected to receive an Award or who has an outstanding Award granted under this Plan.

2.25 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.26 “Performance Criteria” means (both for Awards granted prior to June 19, 2013 and after June 19, 2013) one or more of the following Performance Criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations, (v) gross margin or (w) any measure that indicates any of the foregoing or any combination of the foregoing. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers.

2.27 “Performance Period” means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

2.28 “Performance Share” means an Award granted to a Participant, as described in Article 11 hereof.

2.29 “Performance Target” means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

2.30 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

2.31 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a “group” as defined in Section 13(d) thereof and the rules promulgated.

2.32 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.

2.33 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 9 hereof.

2.34 “Retirement” means a termination of employment by an Employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

2.35 “SEC” means the United States Securities and Exchange Commission.

2.36 “Shares” means shares of the Company’s common stock, par value $.001 per share.

2.37 “Stock Appreciation Right” or “SAR” means an Award granted pursuant to the terms of Article 7 hereof.

2.38 “Subsidiary” means any corporation, partnership, limited liability company, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, “Subsidiary” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

2.39 “Ten Percent Shareholder” means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, within the meaning of Code Section 422.

Article 3. Administration

3.1 General. Subject to the terms and conditions of this Plan, this Plan shall be administered by the Committee. The Committee shall have the authority to delegate administrative duties to officers of the Company. The full Board of Directors, in its discretion, may act as the Committee under this Plan, whether or not a Committee has been appointed, and the nominating and corporate governance committee of the Board of Directors shall act as the Committee with respect to grants of Awards to non-employee Directors. The Committee shall in all events conform to any requirements of the applicable laws, rules, and regulations.

3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors and consultants who shall be offered the opportunity to participate in this Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with this Plan (including, but not limited to, termination provisions); construe and interpret this Plan and any agreement or instrument entered into under this Plan; establish, amend or waive rules and regulations for this Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in this Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any Award granted hereunder.

3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and their estates and beneficiaries, unless changed by the Board.

Article 4. Shares Subject to this Plan and Maximum Awards

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares that may be delivered to Participants under this Plan shall equal 1,500,000.

(a)	Any Shares covered by an Award (or portion of an Award) granted under this Plan that are forfeited back to the Company because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under this Plan. To the extent any Shares covered by an Award are not delivered to a Participant because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under this Plan.

(b)	If a Participant tenders Shares (either actually, by attestation or otherwise) to pay all or any part of the Option Price or purchase price of an Award, or if any Shares deliverable with respect to any Award are retained by the Company in satisfaction of the Participant’s obligation for taxes, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan.

(c)	Shares delivered under this Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for delivery under this Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or any Subsidiary acquiring another entity (or an interest in another entity).

(d)	Shares may be authorized or unissued shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to this Plan.

4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under this Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with this Plan’s or any Award’s meeting the requirements of Code Section 162(m) or an Incentive Stock Option ceasing to meet the requirements of Code Section 422.

4.4 No Repricing. Subject to Section 4.2, the Committee shall not have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase or reduce the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is less than, greater than or equal to the price per share of the original Award.

Article 5. Eligibility and Participation

5.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and consultants of the Company and its Subsidiaries.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Employees, Directors and consultants those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

6.3 Option Price. The Option Price for each Option shall equal the Fair Market Value of a Share at the time such option is granted. No ISOs will be granted to a Ten Percent Shareholder. Except as permitted in Section 4.4, the Option Price may not be decreased with respect to an outstanding Option following the date of grant and no Option will be replaced with another Option with a lower Option Price.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an Option must expire no later than the tenth (10th) anniversary of the date the Option was granted. Options must be exercised on or before 5:00 p.m. Central Time on their expiration date.

6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period allowed in the Award. Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Options on the terms and conditions specified by the Committee.

6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to the Committee’s approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); (c) subject to the Committee’s approval, by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remitting to the Company a sufficient portion of the sales proceeds to pay the Option Price; (d) subject to the Committee’s approval, by a combination of (a), (b) or (c); or (e) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

Unless otherwise determined by the Committee, cashless exercises are permitted, subject to applicable law (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board), or by any other means which the Committee determines to be consistent with this Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States Dollars.

6.7 Restrictions on Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, (a) restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares, restrictions required by any stockholders’ or other agreement governing ownership of the Company’s Shares, and (b) restrictions permitted under Article 8 with respect to Restricted Stock.

6.8 Limited Transferability of Options.

(a)	Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Plan shall be exercisable during such Participant’s lifetime only by such Participant.

(b)	Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.

6.9 Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under this Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Options or freestanding. Tandem Awards may be granted at the same time as the grant of the related Option or at any time thereafter prior to the end of the exercise period for the related Option.

7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the duration of the SAR and such other provisions as the Committee shall determine. Each tandem SAR shall specify the Option to which it is related and the terms and conditions under which exercise or expiration of the related Option will result in automatic expiration of the related SAR and the terms and conditions on which exercise or expiration of the SAR will result in automatic expiration of the related Option.

7.3 Term of SARs. The grant price of an SAR shall equal the Fair Market Value of a Share on the date of grant, provided that for each SAR granted in tandem with an Option, the grant price shall be not less than the Option Price of the related Option. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, provided that an SAR must expire no later than the tenth (10th) anniversary of the date the SAR was granted.

7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. SARs may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period allowed in the Award. Exercise of related Stock Options will cause the immediate automatic expiration of related SARs on the terms and conditions specified by the Committee.

7.5 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	the amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

(b)	the number of Shares with respect to which the SAR is exercised.

Settlement of SARs may be made in Shares (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value of such Shares on the date of exercise of the SAR.

7.6 Limited Transferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under this Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under this Plan shall be exercisable during such Participant’s lifetime only by such Participant.

Article 8. Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

8.3 Transferability. Except as provided in the Award Agreement, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under this Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant.

8.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Restricted Stock grants to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

Article 9. Deferred Stock Units and Restricted Stock Units

9.1 Award of Deferred Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may award Deferred Stock Units to Participants in lieu of payment of a bonus or other Award if so elected by a Participant under such terms and conditions as the Committee shall determine, including terms that provide for the grant of Deferred Stock Units valued in excess of the bonus or Award deferred.

9.2 Election to Receive Deferred Stock Units. A Participant must make an election to receive Deferred Stock Units in the calendar year before the calendar year in which the services related to the Award are first performed. The Committee may require a Participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or Shares that otherwise would be due to such Participant in payment or settlement of an Award under this Plan, to the extent consistent with Section 409A of the Code. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in stock equivalents.) Settlement of any Deferred Stock Units shall be made in a single sum of cash or Shares.

9.3 Grant of Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to Participants in such amounts as the Committee may determine.

9.4 Restricted Stock Units Agreement. Each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the date or dates and any other terms and conditions on which the Restricted Stock Units may vest and such other terms and conditions of the grant as the Committee shall determine. Restricted Stock Unit grants to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees.

9.5 Form and Timing of Payment of Restricted Stock Units. Payment of vested Restricted Stock Units, or, if a Restricted Stock Unit Award is subject to partial vesting, the vested portion of such Award, shall be made in a single sum of cash or Shares or a combination thereof as soon as practicable after the Restricted Stock Units or portion of the Award vests, but in no event later than 2 1/2 months after the calendar year in which vesting occurs. It is intended that a Restricted Stock Unit Award be exempt from the application of Section  409A of the Code as a “short-term deferral.”

Article 10. Other Stock Unit Awards

10.1 Grant of Other Stock Unit Awards. Subject to the terms of this Plan, Other Stock Unit Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, may be granted to Participants, either alone or in addition to other Awards granted under this Plan, and such Other Stock Units shall also be available as a form of payment in the settlement of other Awards granted under this Plan. Other Stock Units shall be granted upon such terms, and at any time and from time to time, as shall be determined by the Committee.

10.2 Award Agreement. Each Other Stock Unit grant shall be evidenced by an Other Stock Unit Award Agreement that shall specify the restrictions upon such Other Stock Units, if any, the number of Other Stock Units granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

Article 11. Performance Shares

11.1 Grant of Performance Share Awards. Subject to the terms of this Plan, Performance Share Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

11.2 Award Agreement. At the Committee’s discretion, each grant of Performance Share Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

11.3 Value of Performance Share Awards. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Share Awards that will be paid out to the Participant. For purposes of this Article 11, the time period during which the performance goals must be met shall be called a “Performance Period.”

11.4 Earning of Performance Share Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Share Awards shall be entitled to receive a payout based on the number and value of Performance Share Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

11.5 Form and Timing of Payment of Performance Shares Awards. Payment of earned Performance Share Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Share Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Share Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

Participants holding Performance Shares may be entitled to receive the dividends declared during the Performance Period with respect to the Shares represented by such Performance Shares, subject to the same accrual, forfeiture and payout restrictions as may apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

11.6 Limited Transferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Share Awards may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 12. Performance Criteria

For each Award of Restricted Stock, Restricted Stock Units or Performance Share Awards intended to qualify as “performance based compensation” under Section 162(m) of the Code and related rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of this Plan and Section 162(m) of the Code. The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock, Restricted Stock Units or Performance Share Awards for Participants other than Covered Employees in its discretion. The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained (though the Committee shall retain the discretion to adjust such Awards downward), but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant. The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award; provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as “performance based compensation” unless such adjustment satisfies the requirements of Code Section 162(m).

For Awards to Covered Employees which are intended to qualify as “performance based compensation” under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such Section 162(m) and the related rules. At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

In addition, notwithstanding anything to the contrary in this Plan, in the case of a Covered Employee no payment with respect to an Award subject to a Performance-Based Exception shall be made prior to shareholder approval of this Plan.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 13. Rights of Participants

13.1 Employment. Nothing in this Plan shall confer upon any Participant any right to continue in the Company’s or its Subsidiaries’ employ, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or directorship at any time.

13.2 Participation. No Employee, Director or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

13.3 Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 11.5 or in the applicable Award Agreement consistent with Articles 8, 9, 10 or 11, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 14. Termination of Employment/Directorship

14.1 Vesting and Exercise of Awards. Except as otherwise provided in the Award Agreement, subject to Section 14.2, upon termination of the Participant’s employment or directorship for any reason other than

Disability, death or Retirement, an Award granted to a Participant may be exercised by the Participant or a permitted transferee at any time on or prior to the earlier of the expiration date of the Award or, in the case of an Option or an SAR, the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. Upon termination of the Participant’s employment or directorship by reason of the Participant’s Disability or death, an Award granted to a Participant shall become vested and/or may be exercised by the Participant or a permitted transferee only to the extent set forth in such Participant’s Award Agreement. Upon termination of the Participant’s employment or directorship due to Retirement, a NQSO granted to the Participant may be exercised by the Participant or a permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of six months after the date of termination due to Retirement but only if, and to the extent that, the Participant was entitled to exercise the NQSO at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Disability, death or Retirement) shall terminate and be forfeited immediately on the date of termination.

For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in this Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a consultant and a nonemployee director, the meaning of “termination” or “termination of employment” includes the date that the individual ceases to provide significant services to the Company or its Subsidiaries.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document. However, with respect to any Award subject to Code Section 409A, any reference to “termination of employment” or similar term shall mean an event that constitutes a “separation from service” within the meaning of Code Section 409A.

14.2 Termination for Cause. Notwithstanding any other provision of this Plan or an Award Agreement, if the Committee finds by a majority vote that Cause (as defined below) exists with respect to a Participant, then as of the date the Committee makes its finding, any Awards awarded to such Participant that have not been exercised by such Participant (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee or the Board, if applicable, with respect to any such matter, including those regarding the acts of the Participant and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or a Subsidiary. As used herein, “Cause” means a Participant, before or after his termination of employment or directorship (a) committed a felony or a crime involving moral turpitude or committed any other act or omission involving fraud, embezzlement or any other act of dishonesty in the course of his employment by the Company or a Subsidiary which conduct damaged the Company or a Subsidiary; (b) substantially and repeatedly failed to perform duties of the office held by the Participant as reasonably directed by the Company or a Subsidiary, (c) committed gross negligence or willful misconduct with respect to the Company or a Subsidiary; (d) committed a material breach of any employment agreement between the Participant and the Company or a Subsidiary that is not cured within ten (10) days after receipt of written notice thereof from the Company or the Subsidiary, as applicable; (e) failed, within ten (10) days after receipt by the Participant of written notice thereof from the Company or a Subsidiary, to correct, cease or otherwise alter any failure to comply with instructions or other action or omission which the Board reasonably believes does or may materially or adversely affect the Company’s or a Subsidiary’s business or operations, (f) committed misconduct which is of such a serious or substantial nature that a reasonable likelihood exists that such misconduct will materially injure the reputation of the Company or a Subsidiary, (g) harassed or discriminated against the Company’s or a Subsidiary’s employees, customers or vendors in violation of the Company’s policies with respect to such matters, (h) misappropriated funds or assets of the Company or a Subsidiary for personal use or willfully violated the Company policies or standards of business conduct as determined in good faith by the Board, (i) failed, due to some action or inaction on the part of the Participant, to have immigration status that permits the Participant to maintain full-time employment with the Company or a Subsidiary in the United States in compliance with all applicable immigration law or (j) disclosed trade secrets of the Company or a Subsidiary. Notwithstanding the foregoing, in the event a Participant has an employment agreement with the Company that provides for termination for “cause” or “reasonable cause”, “Cause” as used herein shall have the definition of cause or reasonable cause, as applicable, contained in such employment agreement.

14.3 Leave of Absence. Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of this Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law.

14.4 Forfeiture of Unvested Award. An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

Article 15. Change in Control

In the event of (1) any sale or conveyance to another entity of all or substantially all of the property and assets of the Company, (2) a Change in Control or (3) an event that, with the passage of time, would result in a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may, as applicable:

(a)	accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Participants thereunder shall terminate;

(b)	elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

(c)	elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

(d)	permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

(e)	amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

(f)	implement any combination of the foregoing.

The Board need not provide for identical treatment of each such outstanding Award.

Article 16. Amendment, Modification, and Termination

16.1 Amendment, Modification, and Termination. Subject to the terms of this Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate this Plan in whole or in part.

16.2 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, or modification of this Plan shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

16.3 Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of this Plan that does any of the following: (a) increases the maximum number of Shares, or the types of Awards, available under this Plan; (b) changes the designation of the class of persons eligible to receive ISOs under this Plan; or (c) modifies this Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

Article 17. Withholding

The Company shall have the power and the right to deduct or withhold or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Article 17 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options or SARs; (ii) the date of payment, in the case of Performance Shares or Deferred Stock Units/Restricted Stock Units; or (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Article 17 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this Article 17 in cash.

Article 18. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Article 19. General Provisions

19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

19.2 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.4 Securities Law Compliance. With respect to individuals subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

19.5 Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the SEC or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

19.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.7 No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to Section 16.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

19.8 Noncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

19.9 Governing Law. This Plan and each Award Agreement shall be governed by the laws of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

19.10 Other Conditions. At the time of an Award to a Participant under this Plan, the Committee may require a Participant to enter into any agreement or make any representations, not inconsistent with this Plan, as the Committee may, in its sole discretion, prescribe.

19.11 Compliance with Code Section 162(m). It is the intent of the Company that all Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) be granted and interpreted in a manner to satisfy all applicable requirements of Code Section 162(m). Any provision, application or interpretation of this Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of this Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) may be applicable only to Covered Employees.

19.12 Compliance with Code Section 409A. No Award that is subject to Code Section 409A shall provide for deferral of compensation that does not comply with Code Section 409A. Any ambiguities in this Plan or an Award Agreement shall be construed so that benefits hereunder shall not be subject to tax under Section 409A of the Code, and if any provision of any Award is found to be in violation of the requirements of said Section 409A, then such provision shall be deemed modified or restricted to the extent and in the manner necessary to render such provisions in conformity with said Section 409A. For any Awards subject to Code Section 409A, all rights to amend, terminate or modify this Plan or any such Award, including any discretionary rights or powers the Committee may have with respect to an Award, are subject to the requirements and limitations of Code Section 409A. Notwithstanding any provision in this Plan to the contrary, with respect to any Award subject to Section 409A of the Code, distributions on account of a separation from service may not be made to a Specified Employee within the meaning of Section 409A before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of April 29, 2013	Addus HomeCare Corporation

By:
Mark S. Heaney
President and Chief Executive Officer

Date of Shareholder Approval:

PROXY—ADDUS HOMECARE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark S. Heaney and Dennis B. Meulemans as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side, all the shares of Common Stock of Addus HomeCare Corporation (the “Company”) held of record by the undersigned on April 29, 2013, at the Annual Meeting of Shareholders on June 19, 2013, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed by the shareholder, but if no direction is made, this Proxy will be voted FOR all of the nominees listed, FOR proposals 2, 3 and 4 and FOR the shareholder advisory approval of the Company’s executive compensation to occur every “THREE YEARS”.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held June 19, 2013. The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K are available at www.addus.com.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A.      Proposals – The Board of Directors recommends a vote FOR all the nominees listed, FOR proposals 2, 3 and 4 and FOR the shareholder advisory approval of the Company’s executive compensation to occur every “THREE YEARS”.

1.	Election of Directors:	For	Withhold

	Mark S. Heaney	☐	☐

	Simon A. Bachleda	☐	☐
				For	Against	Abstain

2.	To approve the amendment and restatement of the Company’s 2009 Stock Incentive Plan, which increases the number of shares authorized to be issued under the plan from 750,000 to 1,500,000 and which also reiterates the performance goals to be used in connection with performance-based awards.			☐	☐	☐

3.	To ratify the selection of BDO USA, LLP as independent auditor of the Company for its fiscal year ending December 31, 2013.			☐	☐	☐

4.	To approve, on an advisory basis, the Company’s compensation of its executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.			☐	☐	☐

5.	Advisory vote on the frequency of the advisory vote on executive compensation.			1 Yr	2 Yr	3 Yr	Abstain
				☐	☐	☐	☐

B. Non-Voting Items
Change of Address - Please print your new address below.	Comments - Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

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